                                                              File No. 33-53350
                                                                       811-4820


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  -----------

                       POST-EFFECTIVE AMENDMENT NO. 7 TO


                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                   ----------

Exact name of trust:            OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:              OHIO NATIONAL LIFE ASSURANCE CORPORATION

Complete address of depositor's principal executive offices:


                                One Financial Way
                                Cincinnati, Ohio 45242


Name and complete address of agent for service:

                                Ronald L. Benedict, Esq.
                                Ohio National Life Assurance Corporation
                                P.O. Box 287
                                Cincinnati, Ohio  45201

Notice to:                      W. Randolph Thompson, Esq.
                                Of Counsel
                                Jones & Blouch L.L.P.
                                Suite 405 West
                                1025 Thomas Jefferson Street, N.W.
                                Washington, D.C.  20007

It is proposed that this filing will become effective (check appropriate box):

        ___immediately upon filing pursuant to paragraph (b) of Rule 485

         X on January 3, 1997, pursuant to paragraph (b) of Rule 485

        ---
        ___60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ___on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
        ___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST IV"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 and on February 23, 1996 filed its Rule 24f-2 Notice for its most recent fiscal year.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS
                                  VARI-VEST IV
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                      OHIO NATIONAL LIFE VARIABLE ACCOUNT R
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6100


This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R (the "variable account"), a separate account of Ohio National Life Assurance Corporation (the "Company"). The Company is a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").


The contract described herein has a minimum stated amount of $100,000 and a sales charge which is deducted in part from premium payments and in part from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first ten contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 70. In addition, the Company offers contracts which provide for a reduction of sales load for certain existing policyholders of the Company and Ohio National Life.


The contract is "flexible" because, subject to certain restrictions, it permits you to adjust the timing and amount of your premium payments, to direct net premiums to one or more of the subaccounts of the variable account or to the general account, to choose from two death benefit plans, and to increase or decrease the level of death benefits under such plans. The contract is "variable" because the value of the contract will change with the performance of the investment media selected. The flexible and variable features of the contract give you the opportunity throughout your lifetime to meet your changing life insurance needs and to accommodate to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.


The contract provides life insurance coverage to age 95. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, the Company offers to insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you satisfy a minimum premium requirement.


When you purchase a contract, you will be required to pay an initial premium. During the first two contract years you must pay minimum premiums to keep the contract in force. Thereafter, you must satisfy the minimum premium requirement if you wish to keep the death benefit guarantee in effect. In addition, there is a guideline annual premium which is used to determine the amount of sales charge we may deduct from your premium payments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE FUND.


                                 JANUARY 3, 1997

As a planning device, you will be asked to adopt a planned premium schedule that indicates the level of your intended payments under the contract. The planned premium will generally fall somewhere between the minimum and guideline annual premium amounts. The exact amount of such premium will depend upon your objectives and your estimate of long-term investment performance. The minimum, guideline and planned premiums will be set forth on the specification page of your contract. While such premiums affect the amount and timing of your premium payments in limited ways, the contract is designed to afford you substantial flexibility with respect to such premium payments. After the first two contract years, in the absence of premium payments, including the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force as long as the cash surrender value (less any contract indebtedness) is sufficient to pay the next monthly deduction for contract charges.


Net premiums will be allocated at your direction among the investment accounts offered by the Company. Currently, the Company offers 14 such investment accounts: the 13 subaccounts of the variable account and the Company's general account. Each of the variable subaccounts invests in a corresponding portfolio of Ohio National Fund, Inc. (the "Fund"). The Fund is a series mutual fund which includes equity, money market, bond, flexible, international, capital appreciation, small cap, global contrarian, aggressive growth, core growth, growth & income, S&P 500 index and social awareness portfolios as well as other portfolios not available for the contract. The investment portfolios are described in the accompanying Fund prospectus. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.


Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.


The Company offers other flexible premium variable life policies (the "policies") which are substantially similar to the contract except that they have a different charge structure. Consult your agent concerning whether the contract or one of the policies would better suit your needs.

                                TABLE OF CONTENTS


Definitions.................................................................  5

Introduction................................................................  8

Assumptions And Scope Of Prospectus.........................................  8

Summary.....................................................................  8

Ohio National Financial Services Group...................................... 12
     Ohio National Life Assurance Corporation (the "Company")............... 12
     The Ohio National Life Insurance Company ("Ohio National Life")........ 12
     Ohio National Variable Account R (the "variable account").............. 13
     Ohio National Fund, Inc.  (the "Fund")................................. 13

Death Benefits.............................................................. 15
     Plan A - Level Benefit................................................. 15
     Plan B - Variable Benefit.............................................. 16
     Change in Death Benefit Plan........................................... 17
     Death Benefit Guarantee................................................ 17
     Changes in Stated Amount............................................... 17

Accumulation Value.......................................................... 18
     Determination of Variable Account Accumulation Values.................. 18
     Accumulation Unit Values............................................... 19
     Loans.................................................................. 20
     Surrender Privileges................................................... 20
     Maturity............................................................... 21

Premiums.................................................................... 22
     Purchasing a Contract.................................................. 22
     Payment of Premiums.................................................... 22
     Initial Premiums......................................................  22
     Minimum Premiums....................................................... 23
     Planned Premiums....................................................... 23
     Allocation of Premiums................................................. 23
     Transfers.............................................................. 24
     Dollar Cost Averaging.................................................. 24
     Telephone Transfers.................................................... 24
     Lapse.................................................................. 25
     Reinstatement.......................................................... 25
     Conversion............................................................. 25
     Free Look.............................................................. 25
     Refund Right........................................................... 26

Charges And Deductions...................................................... 27
     Premium Expense Charge................................................. 27
     Reduction of Sales Load................................................ 27
     Ohio National Life Employee Discount................................... 27
     Monthly Deduction...................................................... 28
     Risk Charge............................................................ 28
     Surrender Charge....................................................... 28
     Service Charges........................................................ 30
     Other Charges.......................................................... 31

General Provisions.......................................................... 31


     Voting Rights........................................................... 31
     Additions, Deletions or Substitutions of Investments.................... 32
     Annual Report........................................................... 32
     Limitation on Right to Contest.........................................  32
     Misstatements........................................................... 33
     Suicide................................................................. 33
     Beneficiaries........................................................... 33
     Postponement of Payments................................................ 33
     Assignment.............................................................. 33
     Non-Participating Contract.............................................. 33

The General Account.......................................................... 34
     General Description..................................................... 34
     Accumulation Value...................................................... 34
     Optional Insurance Benefits............................................. 34
     Settlement Options...................................................... 35

Distribution Of The Contract................................................. 35

Management Of The Company.................................................... 36

Custodian.................................................................... 36

State Regulation Of The Company............................................. .37

Federal Tax Matters.......................................................... 37
     Contract Proceeds....................................................... 37
     Correction of Modified Endowment Contract............................... 38
     Right to Charge for Company Taxes....................................... 38

Employee Benefit Plans....................................................... 38

Legal Proceedings............................................................ 38

Legal Matters................................................................ 38

Experts...................................................................... 38

Registration Statement....................................................... 39

Financial Statements......................................................... 39



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUND OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND.

                                   DEFINITIONS



Accumulation Value - the sum of the contract accumulation values in the subaccounts of the variable account, the general account and the loan collateral account.


Age - the insured's age at his or her nearest birthday.

Attained Age - the insured's age at the end of the most recent contract year.

Beneficiary - the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.


Cash Surrender Value - the accumulation value less any applicable surrender charges.


Code - the Internal Revenue Code of 1954, as amended, and all regulations promulgated thereunder.

Commission - the Securities and Exchange Commission.

Contract - the flexible premium variable life insurance contract offered by this prospectus.

Contract Date - the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month - each contract month starts on the same date in each calendar month as the contract date.

Contract Year - each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness - the total of any unpaid contract loans.

Contractowner - the person so designated on the specification page of the contract.

Corridor Percentage Test - a method of determining the death benefit as required by the Code to qualify the contract as a "life insurance contract" thereunder. The death benefit so determined equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit - the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee - our guarantee that the contract will never lapse if you have met the minimum premium requirement.

Free Look - your right to cancel the contract or any increase for a specified period and to obtain a full refund of premiums paid with respect to such contract or increase.

Fund - Ohio National Fund, Inc.

General Account - our assets other than those allocated to the variable account or any other separate account we may establish.

Guideline Annual Premium - the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the contract.


Home Office - our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.


Initial Premium - an amount required to commence contract coverage at least equal to one monthly minimum premium.

Insured - the person upon whose life the contract is issued.

Issue Date - the date we approve your application and issue your contract.
         The issue date will be the same as the contract date except for backdated contracts for which the contract date will be prior to the issue date.


Loan Collateral Account - an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of the variable account and the general account.


Loan Value - the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you borrow at any time.

Maturity Date - unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 95th birthday.

Minimum Premium - the monthly premium set forth on the contract specification page necessary to keep the contract in force during the first two contract years and to maintain the death benefit guarantee thereafter. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction - the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums - the premiums you pay less the premium expense charge.

Planned Premium - a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Portfolio - a portion of the Fund's assets represented by a separate class or series of stock and having a specified investment objective.

Premium Expense Charge - an amount deducted from gross premiums consisting of a sales load and the state premium tax and other state and local taxes applicable to your contract.

Proceeds - the amount payable on surrender, maturity or death.

Process Day - the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns - "our", "us" or "we" means Ohio National Life Assurance Corporation.
         "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.


Receipt - with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.


Risk Charge - the charge imposed by the Company against variable account assets for assuming the expense and mortality risks under the contract.

Settlement Options - methods of paying the proceeds other than in a lump sum.

Stated Amount - the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount - a subdivision of the variable account which invests exclusively in the shares of a corresponding portfolio of the Fund.

Surrender Charge - a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for ten years, and a contingent deferred insurance underwriting charge applicable for seven years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.


Valuation Date - each day on which the net asset value of Fund shares is determined. See page 22 of the accompanying Fund prospectus.

Valuation Period - the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.


Variable Account - Ohio National Variable Account R.

                                  INTRODUCTION

As described on the cover page of this prospectus, the contract offered hereby is a flexible premium variable life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects. You receive insurance coverage to age 95 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect. You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract. To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance. There is no schedule of required premiums to keep the contract in force. Instead, within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances. In addition, you direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the subaccounts of the variable subaccount you select. However, unlike traditional insurance, such values are neither guaranteed nor limited to an assumed rate of interest. The contract also permits you to elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy. Finally, the contract under either plan permits you to increase the stated amount of insurance coverage any time after the first contract year and to decrease the stated amount two years after the issue date.

                       ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to the variable account and contains only selected information regarding the general account. (See "The General Account" at page 34.) For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes: that (1) "you", the "contractowner" and the "insured" are the same person (such terms generally being used interchangeably), (2) the death benefit guarantee is in effect, (3) the cash surrender value of your contract is sufficient to pay the next monthly deduction, (4) there is no outstanding contract indebtedness, (5) the death benefit is not determined by the corridor percentage test, (6) the contract is not backdated, and (7) payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                    SUMMARY

The following summary is intended to provide you with a general description of the most important features of the contract. To understand this summary, reference should be made to the preceding "Definitions" section for the meaning of various terms. This summary is not comprehensive and is qualified in its entirety by the more specific information contained in this prospectus, the attached Fund prospectus and the statement of additional information referred to therein. This summary presents selected information in the same sequence and employs the same headings as the body of the prospectus. Consult the table of contents to locate the fuller discussion of each item included herein.

OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION (the "Company") - a stock life insurance company established under the laws of Ohio on June 26, 1979.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") - a mutual life insurance company organized in 1909 under the laws of Ohio which currently has assets in excess of $5.9 billion. Ohio National Life controls the Company and the Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering the Company and its flexible product program, its assets do not back the contract.


OHIO NATIONAL VARIABLE ACCOUNT R (the "variable account") - established by the Company on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to the variable account are segregated from the Company's other assets and are protected from claims and liabilities arising from the Company's other lines of business. The Company's general account assets, however, are available to support benefits under the contract.


There are currently 14 separate subaccounts within the variable account. The assets of each are invested exclusively in shares of a corresponding investment portfolio of the Fund.



OHIO NATIONAL FUND, INC. (the "Fund") - is an open-end diversified management investment company, commonly referred to as a mutual fund. The Fund currently has 16 investment portfolios, in 13 of which the contracts' assets may be invested: the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio (a flexible portfolio fund), International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio and Social Awareness Portfolio (the "portfolios"). The operations of the Fund, its investment adviser and the investment objectives and policies of each portfolio are described in its attached prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, to the extent you allocate net premiums to the subaccounts, the accumulation value of your contract will vary with the investment performance of Fund shares.


DEATH BENEFITS


You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid into an interest-bearing checking account established in your beneficiary's name or, at your option, applied in whole or in part under one or more settlement options.


After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

The contract includes a death benefit guarantee (except in Texas). Under this provision, we guarantee that the death benefit will never be less than the stated amount, provided you satisfy the minimum premium requirement. Accordingly, a cash surrender value insufficient to meet the current monthly deduction as a result of adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE

The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of the variable account and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and the investment experience associated therewith. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.


Loans - after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 75% of your cash surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.


Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%. Currently, we credit interest at an annual rate of 6.75%. If you have attained at least age 65 and the contract is at least 10 years old, we will credit interest at a guaranteed annual rate of 8%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.


Surrender Privileges - at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.


Withholding Payment After Premium Payment - The Company may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take-up to 15 days after we receive your check.


PREMIUMS

An initial premium is required to purchase a contract. In addition, you must satisfy a minimum premium requirement during the first two contract years to keep the contract in force, and thereafter to keep the death benefit guarantee in effect. To satisfy the minimum premium requirement at any time, you must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium to maintain the death benefit guarantee will be substantially increased. Such increase may affect your ability to keep the death benefit guarantee or the contract in force.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing or premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. Such premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. Such schedule is a planning device only and need not be adhered to.

Allocation of Premiums - you may allocate your net premiums to any of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer cash values and reallocate future premiums.

Transfers - we allow transfers of cash values among the subaccounts of the variable account and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse - provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will never lapse. If you fail to satisfy the minimum premium requirement in the first two contract years, your contract will lapse after a 61 day grace period. In such case, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the duration of your contract depends on its cash surrender value. The contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. If such is not the case, you will have a 61 day grace period in which to increase your cash surrender value through the payment of additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement - once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look - following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid therefor. In some states, applicable law requires that your refund be adjusted by any investment gains or losses. The free look period expires on the latest of 45 days from the date of your application for the contract or increase, 20 days from your receipt of the contract or increase and 10 days after we mail or deliver a written notice of your right to cancel.

Refund Right - if your contract lapses or you surrender it during the first two years following the issue date or the date of any increase, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.


CHARGES AND DEDUCTIONS


We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:


(a) from premiums we deduct a premium expense charge. The premium expense charge includes a 4% deduction from premium payments for the life of the contract. Such charge and the contingent deferred sales charge referred to in paragraph (d) below are intended to compensate us for sales and distribution expenses. The premium expense charge also includes a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 2% to 4%.


(b) against the accumulation value we make a monthly deduction covering the cost of insurance, administrative expenses ($5), the risk of providing the death benefit guarantee ($.01 per thousand of stated amount), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and


(d) from accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. Such surrender charges only apply during the first ten contract years following the contract date and the date of any increase in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 46% of premiums paid during the first two contract years up to two guideline annual premiums. For issue ages above age 55, this percentage scales down and reaches 13% by age 74. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount.


Because the contingent deferred sales charge only applies to premiums paid during the first two contract years, a contractowner may incur the smallest amount of such charge by paying only the required minimum premium during such period. Similarly, only premiums allocated to an increase within two years after the date of such increase are subject to the contingent deferred sales charge. Accordingly, premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.


In addition to the foregoing charges and deductions, we assess the following three service charges: (i) for partial surrenders the lesser of $25 or 2% of the amount surrendered, (ii) up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and (iii) $25 for any special illustration of contract benefits that you may request. Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount to provide for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the attached Fund prospectus.


FEDERAL TAX MATTERS


All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract" as defined therein, any increases in cash value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders attributable to the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after 7 level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.



                     OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION (THE "COMPANY")


The Company was established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. It is a wholly-owned stock subsidiary of The Ohio National Life Insurance Company. The Company is currently licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. (See page 46 for the Company's financial statements.)



THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company and became a mutual life insurance company on August 7, 1959. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $5.9 billion and equity in excess of $500 million. Ohio National Life provided the Company with the initial capital to finance its operations. From time to time, Ohio National Life may make additional capital contributions to the Company, although it is under no legal obligation to do so and its assets do not support the benefits provided under the contract.

OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT")

The Company established the variable account on May 6, 1985 pursuant to the insurance laws of the State of Ohio. The variable account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or the Company. Under Ohio law, the variable account assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. Variable account assets are not chargeable with liabilities arising out of any other business of the Company.

The Company keeps the variable account assets physically segregated from assets of the Company's general account. The Company maintains records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.


The variable account currently has 13 investment subaccounts, but may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of the Fund. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.



OHIO NATIONAL FUND, INC.  (THE "FUND")


The Fund is organized as a Maryland corporation and is registered as an open-end diversified management investment company under the 1940 Act. The Fund currently has 16 portfolios, in 13 of which the contracts' assets may be invested. Each portfolio has different investment objectives. Each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio.


In addition to being offered to the variable account, Fund shares are currently offered to separate accounts of Ohio National Life in connection with variable annuity contracts and may in the future be offered to other insurance company separate accounts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Although neither the Company, Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund will monitor events in order to identify any material conflict between variable life and variable annuity contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the variable account's participation in the Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Fund; or (4) differences between voting instructions given by variable life and variable annuity contractowners.

The investment objectives of each portfolio are set forth below. There can be no assurance that any portfolio will achieve its stated objectives.

Equity Portfolio - long-term capital growth by investing principally in common stocks or other equity securities. Current income is a secondary objective.

Money Market Portfolio - maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

Bond Portfolio - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

Omni Portfolio - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.

International Portfolio - long-term capital growth by investing primarily in common stocks of foreign companies.

Capital Appreciation Portfolio - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

Small Cap Portfolio - maximum capital growth by investing primarily in common stocks of small and medium size companies.

Global Contrarian Portfolio - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

Aggressive Growth Portfolio - capital growth.


Core Growth Portfolio -long term capital appreciation.

Growth & Income Portfolio - long-term total return by investing in equity securities and debt securities, focusing on small and mid-cap companies that offer potential for capital appreciation, current income or both.

S&P 500 Index Portfolio - total return that corresponds to that of the Standard & Poor's 500 Index.

Social Awareness Portfolio - total return by investing primarily in common stocks and other securities of companies that satisfy social concern criteria established for the portfolio.

The investment and reinvestment of Fund assets are directed by Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of Ohio National Life which makes use of the investment personnel and administrative systems of Ohio National Life. The investment and reinvestment of the assets of the following portfolios are managed by the firms indicated as subadvisers.



    PORTFOLIO                              SUBADVISER
    ---------                              ----------

    International and Global Contrarian    Societe Generale Asset Management Corp. ("SGAM")
    Capital Appreciation                   T. Rowe Price Associates, Inc. ("TRPA")
    Small Cap                              Founders Asset Management, Inc. ("FAM")
    Aggressive Growth                      Strong Capital Management, Inc. ("SCM")
    Core Growth                            Pilgrim Baxter & Associates, Ltd. ("PBA")
    Growth & Income                        Robertson Stephens Investment Management, L.P.
                                             ("RSIM")




SGAM is a wholly-owned subsidiary of Societe Generale, one of the largest banks in Europe. TRPA manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. FAM manages the assets of the Founders group of mutual funds as well as private accounts. SCM manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. PBA, an affiliate of United Asset Management Corp., manages the PBHG mutual funds and other private and institutional accounts. RSIM, an affiliate of Robertson Stephens & Company, L.L.C., manages the Robertson Stephens mutual funds and other public and private investment funds. Each of the Adviser, SGAM, TRPA, FAM, SCM, PBA and RSIM is registered under the Investment Advisers Act of 1940. For more detailed information concerning each portfolio, including a description of investment risks, reference is made to the prospectus of the Fund which accompanies this prospectus.


The Company will purchase and redeem Fund shares for the variable account at net asset value without the imposition of any sales or redemption charge. Such shares represent an interest in one of the portfolios of the Fund. Each portfolio corresponds to a subaccount of the variable account. Any dividend or capital gain distributions received from the Fund will be reinvested in Fund shares at net asset value as of the dates paid.

On each valuation date, shares of each portfolio are purchased or redeemed by the Company for the variable account based on, among other things, the amount of net premiums allocated to the variable account, dividends and distributions reinvested, transfers to and among the subaccounts, loans, loan repayments and benefit payments to be made pursuant to the terms of the contract as of that date. Purchases and redemptions for the variable account are effected at the net asset value per share for each portfolio determined in the manner and at the time set forth in the accompanying Fund prospectus.

A full description of the Fund, its investment policies and restrictions, fees and expenses paid by it and other aspects of its operations are contained in the attached prospectus for the Fund and in the statement of additional information referred to therein.

                                 DEATH BENEFITS

As long as the contract remains in force (see "Premiums - Lapse" at page 25), we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid in one lump sum with interest from the date of the insured's death to the date of payment at a rate we determine which will not be less than an annual rate of 4%. Such proceeds will be paid into an interest-bearing checking account established in your beneficiary's name with Bank One, Springfield, Illinois. The account will bear interest based upon then current money market rates. The beneficiary will then be able to write checks against such account at any time and in any amount up to the total in the account. Such checks must be for a minimum amount of $250. We also offer beneficiaries and contractowners a wide variety of settlement options. (See "The General Account - Settlement Options" at page 35.)

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.


PLAN A - LEVEL BENEFIT


The death benefit is the greater of (a) the contract's stated amount on the date of death or (b) the death benefit determined by the corridor percentage test. The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:


                  CORRIDOR                       CORRIDOR                       CORRIDOR                       CORRIDOR
   ATTAINED        PERCEN-        ATTAINED        PERCEN-        ATTAINED        PERCEN-       ATTAINED         PERCEN-
      AGE           TAGE             AGE           TAGE             AGE            TAGE           AGE            TAGE
  ----------     ----------       ---------     ----------      -----------    -----------        ---            ----
40 & below           150%            52             71%             64             22%            91               4%
      41             143             53             64              65             20             92               3
      42             136             54             57              66             19             93               2
      43             129             55             50              67             18             94               1
      44             122             56             46              68             17             95               0
      45             115             57             42              69             16
      46             109             58             38              70             15
      47             103             59             34              71             13
      48             97              60             30              72             11
      49             91              61             28              73              9
      50             85              62             26              74              7
      51             78              63             24             75-90            5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.


Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.



PLAN B - VARIABLE BENEFIT


The death benefit is equal to the greater of (a) the stated amount plus the accumulation value on the date of death or (b) the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.


Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.


Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% x $80,000). Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans will not require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.


As a general rule, at times when you wish to have favorable investment performance reflected in higher accumulation value, rather than increased insurance coverage, you should elect the Plan A death benefit. Conversely, at times when you wish to have favorable investment performance reflected in increased insurance coverage, rather than higher accumulation value, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. While the death benefit under Plan B will be greater than under Plan A for a given stated amount, since the accumulation value is added to stated amount under Plan B but not under Plan A, the cost of insurance included in the monthly deduction will be greater under Plan B than under Plan A assuming the same stated amount. (See "Charges and Deductions - Monthly Deduction" at page 28.) Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be, and vice versa.



DEATH BENEFIT GUARANTEE

We guarantee (except in Texas) that the contract will never lapse provided you meet the minimum premium requirement. (See "Premiums - Minimum Premiums" at Page 23.) Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge of $.01 per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect.

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guaranteed may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you (a) double your stated amount or (b) increase your stated amount by $100,000 or more. A new minimum premium will be required to maintain the reinstated death benefit guarantee.


CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges. (See "Charges and Deductions - Monthly Deduction" at page 28 and "Surrender Charge" at page 28.)

Increases. An increase is treated in a similar manner to the purchase to a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your cash value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

The pattern of surrender charges with respect to premiums allocated to an increase will be the same as with a new contract. (See "Charges and Deductions - Surrender Charge" at page 28.) This means that only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

With respect to premiums allocated to an increase, you will have the same free look, conversion and refund rights with respect to an increase as with the initial purchase of your contract. (See "Premiums - Free Look; Conversion" at page 25 and "Refund Right " at page 26.)


Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations. The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000. Moreover, we will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test. If you decrease your stated amount and there are applicable surrender charges (see "Charges and Deductions - Surrender Charge" at page 28), we will assess the portion of such surrender charge attributable to the stated amount cancelled by the decrease against the accumulation value of your contract. For purposes of determining the surrender charges on the amount decreased and your cost of insurance charge on your remaining coverage (see "Charges and Deductions - Surrender Charge at page 28; Monthly Deduction" at page 28), a decrease in stated amount will reduce your existing stated amount in the following order: (a) the stated amount provided by your most recent increase, (b) your next most recent increases successively, and (c) your initial stated amount.



                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable account. The general account and the loan collateral account are discussed elsewhere in this prospectus. (See "The General Account - Accumulation Value" at page 34 and "Accumulation Value - Loans" at page 20.)

DETERMINATION OF VARIABLE ACCOUNT ACCUMULATION VALUES

The contract's accumulation value in the variable account may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in the variable account.

The accumulation value of the contract will be calculated initially on the later of the issue date or when we first receive a premium payment, and thereafter on each valuation date. On such initial valuation date, your accumulation value will equal the initial premium paid less the premium expense charge and the first monthly deduction. (See "Charges and Deductions - Premium Expense Charge" at page 27 and "Monthly Deduction" at page 28.) On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in
(2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;


     (2) is net premiums allocated to the variable account;


     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;


     (4) is interest on contract indebtedness credited to the variable subaccounts;


     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;


     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.


ACCUMULATION UNIT VALUES

 We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Fund.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.


NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

(a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.


LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 75% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions - Postponement of Payments" at page 33.) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters" at page 37.)


When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 4% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.


You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


SURRENDER PRIVILEGES


As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your accumulation surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability. (See "Federal Tax Matters - Contract Proceeds" at page 37.)

You may surrender your contract in full at any time by sending us a written request together with the contract to our home office. The accumulation surrender value of the contract equals the accumulation value less any applicable surrender charges. (See "Charges and Deductions - Surrender Charge" at page 28.) Upon surrender, the amount of any outstanding loans will be deducted from the accumulation surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender. (See "General Provisions - Postponement of Payments" at page 33.)

After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the accumulation surrender value, less (a) any outstanding contract indebtedness, (b) an amount sufficient to cover the next two monthly deductions and (c) the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.


Under Plan A, a partial surrender reduces your stated amount. Such surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.


If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. (See "Death Benefits - Plan A - Level Benefit" at page 15.)

During the first ten contract years and for ten years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year. (For an illustration of the surrender charges applied to partial surrenders of accumulation value, see "Charges and Deductions - Surrender Charge" at page 28.)



MATURITY


We will pay you your accumulation value on the maturity date, reduced by any outstanding contract indebtedness. The maturity date is listed on the specification page and is the end of the contract year nearest your 95th birthday. If we consent, you may continue your contract for up to ten years after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT


To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 70, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $100,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.


You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $500,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. (See "Charges and Deductions - Monthly Deduction" at page 28 and "Surrender Charge" at page 28.) A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated inasmuch as you must satisfy the minimum premium requirement, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount in connection with the free look right. (See "Premiums - Free Look" at page 25.) On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.


If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract. Consequently, during the application review and free look periods, we bear the investment risk with respect to any amounts you pay under the contract. However, if you do not exercise your free look privilege, your accumulation value will reflect investment performance during the free look period.



PAYMENT OF PREMIUMS

Premiums must be paid to us at our home office. Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.


INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. Such premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

MINIMUM PREMIUMS

During the first two contract years, you must satisfy the minimum premium requirement to keep the contract in force. Failure to satisfy the minimum premium requirement during the first two contract years will result in the termination of your contract after expiration of a 61 day grace period. (See "Premiums - Lapse" at page 25.) After the second contract year, you must satisfy the minimum premium requirement to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. (See "Death Benefits - Death Benefit Guarantee" at page 17.) The component of the monthly deduction which is the charge for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect. (See "Charges and Deductions Monthly Deduction" at page 28.)

To satisfy the minimum premium requirement, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium will be substantially increased.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. Such schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to such schedule. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium and the guideline annual premium for your contract. The minimum premium is a level amount necessary to keep the death benefit guarantee in effect. The guideline annual premium is a level amount which should provide the benefits under the contract through age 95 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 5%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that such planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show the cash value of your contract one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your premium payments, net of the premium expense charge (see "Charges and Deductions - Premium Expense Charge" at page 27) among the subaccounts of the variable account and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of the variable account and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future. Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.


To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners, the Company reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if the Company or the Fund, in its or their discretion, believes that the portfolio might otherwise be damaged.


If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a pre-existing Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. Contractowners whose transfer requests are not made will be so notified. Current rules of the Commission preclude the Company from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.


DOLLAR COST AVERAGING

The Company administers a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from either the Money Market subaccount or the Bond subaccount to any of the other variable subaccounts. The DCA program is only available on contracts having a total cash value of at least $10,000. Each transfer under the DCA program must be at least $500, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. The Company may discontinue the DCA program at any time.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from the Bond subaccount, DCA will have the effect of reducing the average price of Bond shares redeemed.


TELEPHONE TRANSFERS

If the contract owner first submits a pre-authorization form to the Company, transfers may be made by telephoning the Company at 1-800-635-3225. The Company will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested, but reserves the right to refuse to honor any such request if that seems prudent. The Company will use reasonable procedures to confirm that telephone instructions are genuine. (Otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.) A written confirmation will be sent following each telephone transfer.

LAPSE

Provided you satisfy the minimum premium requirement and thereby keep the death benefit guarantee in effect, your contract will never lapse. If you fail to satisfy the minimum premium requirement during the first two contract years, your contract will lapse after a 61 day grace period. If your contract lapses at any time within two years from the issue date or the date of any increase, you may be entitled to a refund of a portion of the total sales charge otherwise applicable to your contract. (See "Premiums - Refund Right" at page 26.)

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period commences when we mail such notice. The contract will continue in force throughout the grace period, but if the required premium is not forthcoming, the contract will terminate without value at the end of the grace period. If death occurs during the grace period, the death benefit payable under the contract will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.


REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated provided you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.


CONVERSION


Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.



FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before the latest of 45 days from the date of your application, 20 days from the date you receive the contract or increase and 10 days after we mail notice of your right to cancel. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase. In some states, applicable law requires that your refund be adjusted by any investment gains or losses.

REFUND RIGHT

Generally, we assess a contingent deferred sales charge if you surrender your contract within the first ten contract years following the contract date or the date of any increase. This is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions Premium Expense Charge" at page 27.) The contingent deferred sales charge is a percentage of your premium payments made during the first two contract years up to a maximum of two guideline annual premiums. Such percentage varies with age at issue or increase. (See "Charges and Deductions - Surrender Charge" at page 28.) If the surrender takes place during the first two years following the issue date or the date of any increase, however, you will be entitled to a refund of a portion of the total sales charge that otherwise would be assessed: the 4% front-end load plus the contingent deferred sales charge imposed as part of the surrender charge.

The amount of your refund will be the difference between the combined 4% front-end charge and the contingent deferred sales charge described above and the maximum sales charge deductions for the first two contract years described below. The maximum sales charge during the first contract year is the lesser of 30% of premiums paid or 30% of one guideline annual premium plus 9% of any premium payment in excess of such guideline annual premium. During the second contract year, the maximum sales charge is 10% of premium payments up to the guideline annual premium and 9% of any excess. Consequently, if you surrender your contract in full during the second contract year, the contingent deferred sales charge will be limited to 30% of premiums paid in the first contract year up to a guideline annual premium, 10% of premiums paid during the second contract year up to a guideline annual premium and 9% of any premiums paid in excess of a guideline annual premium in either or both years.

Legal requirements in connection with the refund right give rise to a timing disparity for backdated contracts. The contract date is prior to the issue date for a backdated contract. As a result, the refund right will extend beyond the end of the second contract year for such contracts. To avoid any difference in treatment between backdated and non-backdated contracts, we have structured the contingent deferred sales charge to apply only to certain premium payments made during the first two contract years. As a result, the refund right applies to the same premium payments for both backdated and non-backdated contracts, even though the right lasts longer in terms of contract months and years for the latter type of contract.

Illustration of Refund. Assume that you are 45 years old, have paid $1,500 in premiums in each of the first two contract years; your guideline annual premium is $1,000; and still in the second contract year you decide to surrender your contract.

In the absence of a refund right, we would assess a contingent deferred sales charge of $920 (46% of $2,000, which is actual premiums paid up to two guideline annual premiums in the first two contract years, there being no contingent deferred sales charge on the $1,000 of premium payments in excess of two guideline annual premiums). The $920 contingent deferred sales charge is in addition to the $120 (4% of $3,000) charged as front-end sales load. Thus, in the absence of a refund right, a total of $1,040 would be charged.

Based on the formula described above, however, the maximum allowable sales charge in the second contract year is $490, which is the sum of $300 (30% of $1,000, which is actual payments in the first contract year up to a guideline annual premium) plus $100 (10% of $1,000, which is actual payments in the second contract year up to a guideline annual premium) plus $90 (9% of $1,000, which is actual payments in excess of a guideline annual premium in both contract years). Consequently, upon surrender, you would receive your cash surrender value plus $550 ($1,040 less $490, which is the difference between the combined 4% front-end sales load ($120) plus the contingent deferred sales charge generally applicable ($920) (totaling $1,040) and the maximum allowable sales charge in the second contract year ($490)).

In addition, if your contract lapses within two years of the issue date or the date of any increase, you will be entitled to a refund of a portion of the combined 4% front-end sales load and the contingent deferred sales charge allocated to your initial contract or increase during the first two contract years. The amount of such refund will be calculated in the same manner as described above with respect to surrenders, except that any amounts applied to keep your contract in force during the grace period will be offset against such refund. (See "Premiums - Lapse" at page 25).


                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.



PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a sales load and a charge for the state premium tax and any other state and local taxes applicable to your contract.

Sales Load. The contract is subject to a level sales load of 4% of all premiums paid. Such sales load partially compensates us for our sales and distribution expenses, including agents' commissions, advertising and the printing of prospectuses and sales literature. Upon full and certain partial surrenders and decreases in your stated amount during the first ten contract years, we also impose a contingent deferred sales charge. (See "Charges and Deductions - Surrender Charge" at page 28.)

The same loading pattern is applied to the portion of premiums paid subsequent to an increase in stated amount which are allocated to such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.)

The sales charge in any contract year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the first contract year and to recover any deficiency over the life of the contract and from our general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. We have reviewed this arrangement and concluded that the distribution financing arrangement will benefit the variable account and contractowners.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 2% to 4%.


REDUCTION OF SALES LOAD


We also offer contracts which provide for reduction of the sales load for some policyholders of the Company or Ohio National Life who roll over existing universal or whole life insurance policies which they have owned for at least one year. No sales load is assessed against existing accumulation value rolled over at issue of the contract. In addition, future premium payments allocated to the rolled over stated amount will be assessed only the level 4% sales load. No contingent deferred sales charge is assessed in connection with the rolled over stated amount.



OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the credit equals 45% of the first contract year's minimum premium and 45% of the minimum premium attributable to any increase in stated amount for the year of such increase, plus 4.9% of any first year premium paid in excess of the minimum premium, and 4.9% of the total premiums paid in the second through sixth contract years. The Company credits the general account of the employee's contract in the foregoing amounts at the times premium payments are made by the employee.


MONTHLY DEDUCTION


As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.


The monthly deduction consists of (1) the cost of insurance, (2) an administration charge of $5 for the cost of establishing and maintaining contract records and processing applications and notices, (3) a risk charge of $.01 per $1,000 of your stated amount for the risk associated with the death benefit guarantee, and (4) the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, rate class and the length of time since issue. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary mortality table, with assumed interest at the rate of 5% per year. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0040741; and


(iii) is accumulation value at the beginning of the contract month.


In connection with certain employer-related plans, cost of insurance rates may not be based on sex. (See "Employee Benefit Plans" at page 38.)

RISK CHARGE


Your accumulation value in the variable account, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.


SURRENDER CHARGE


After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components: (1) a contingent deferred sales charge, which applies to your initial contract for ten years from the contract date and to any increase for ten years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for seven years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value, except during the first two years from the date of issue or increase. If you surrender your contract in full or it lapses during the two years following the issue date and the effective date of any increase, you are entitled to a refund of a portion of the total sales charge applicable to your initial contract or increase. (See "Premiums - Refund Right" at page 25.) If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.


For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%-10%) of the total surrender charge. (.15 x $1,100 $165) and reduce your accumulation value by that amount.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is a percentage of premiums paid in the first two contract years up to two guideline annual premiums. You are only required to pay a minimum premium. If you pay higher premiums in the first two contract years, your contract will be subject to a higher contingent deferred sales charge then if you paid only such minimums. Similarly, only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premium paid either before or after such two year period will not be subject to the contingent deferred sales charge. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first ten contract years following the issue date or the date of any increase.


The contingent deferred sales charge for an increase is a percentage of premiums allocated to such increase during the two years following the effective date of such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.) The contingent deferred sales charge percentages are scaled by age at issue or increase, as set forth in the following table:

      AGE AT
     ISSUE OR                                                                                                   74 AND
     INCREASE            0-55             55-60             61-65             66-68            69-73             OVER
     --------            ----             -----             -----             -----            -----             ----
      Charge              46%              38%               30%               26%              20%               13%

This charge is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions - Premium Expense Charge" at page 27.)


While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred sales charge over the ten year period to which it applies. The table below shows the percentage of the total of such charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.


                YEAR                            PERCENTAGE OF TOTAL CHARGE
                ----                            --------------------------
                  1                                        100%
                  2                                        100%
                  3                                        100%
                  4                                        100%
                  5                                        100%
                  6                                        100%
                  7                                         80%
                  8                                         60%
                  9                                         40%
                 10                                         20%

Pursuant to the terms of your contract, we reserve the right to impose 100% of the contingent deferred sales charge in each of the ten years. We guarantee only that we will not impose such a charge more than ten years after issue or an increase in stated amount.

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. Such variation is limited, however, in that such charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:

         AGE AT ISSUE                                                                                61 AND
         OR INCREASE                0-40                  41-50                 51-60                OVER
         -----------                ----                  -----                 -----                ----
         Charge per                 $3.00                 $4.00                 $5.00                $6.00
         $1.000 of
         Stated Amount
         Maximum                    $1,500                $2,000                $2,500               $3,000


While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage to total such charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.


                  YEAR                           PERCENTAGE OF TOTAL CHARGE
                  ----                           --------------------------
                    1                                       100%
                    2                                       100%
                    3                                       100%
                    4                                       100%
                    5                                        75%
                    6                                        50%
                    7                                        25%


Under the terms of your contract, we reserve the right to impose 100% of the contingent deferred insurance underwriting charge in each of seven successive years. We guarantee only that we will not impose such a charge more than seven years after issue or an increase in stated amount.

The contingent deferred insurance underwriting charge is intended to compensate us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.


SERVICE CHARGES


A charge that is currently $3 and is guaranteed not to exceed $15 will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $25, is charged for any illustration of benefits and values that you may request after the issue date. All such fees are no greater than anticipated expenses in providing such services.

OTHER CHARGES


We also reserve the right to charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Fund pays certain expenses that affect the value of your contract. The principal expense at the Fund level is an investment advisory fee which, for the Equity, Bond, Omni and Social Awareness Portfolios is at the annual rate of 0.60% of the first $100 million of average daily net assets of each of those portfolios, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of all portfolio assets in excess of $2 billion. For the Money Market Portfolio, the fee is 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of all assets in excess of $1 billion. Presently, with respect to the Money Market Portfolio, the Adviser is waiving any of its fee in excess of 0.25%. For the International and Global Contrarian Portfolios, the fee is 0.90% of each portfolio's average daily net assets, of which 0.75% is paid by the Adviser to SGAM. For the Capital Appreciation, Small Cap, and Aggressive Growth Portfolios, the fee is 0.80% of the average daily net assets of each of those portfolios. The Adviser then pays TRPA a fee at an annual rate of 0.70% of the first $5 million and 0.50% of average daily net asset value in excess of $5 million for the Capital Appreciation Portfolio. The Adviser pays FAM a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of average daily net asset value in excess of $150 million for the Small Cap Portfolio. The Adviser pays SCM a fee at an annual rate of 0.70% of the first $50 million and 0.50% of average daily net asset value in excess of $50 million for the Aggressive Growth Portfolio. For the Core Growth Portfolio, the fee is 0.95% of the first $150 million of average daily net assets and 0.80% of all assets in excess of $150 million. The Adviser then pays PBA a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million and 0.50% of average daily net assets in excess of $150 million for the Core Growth Portfolio. For the Growth & Income Portfolio, the fee is 0.85% of the first $200 million of average daily net assets and 0.80% of all assets in excess of $200 million. The Adviser then pays RSIM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million and 0.50% of average daily net assets in excess of $200 million for the Growth & Income Portfolio. For the S&P 500 Index Portfolio, the fee is 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of all assets in excess of $250 million. (See the attached Fund prospectus for a full description of all expenses and fees payable by the Fund.)




                               GENERAL PROVISIONS

VOTING RIGHTS


We will vote the Fund shares held in the various subaccounts of the variable account at regular and special shareholder meetings of the Fund in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by the variable account which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in the variable account. Each person having a voting interest will receive proxy material, reports and other material relating to the Fund.

Similarly, we will vote Fund shares held by variable annuity separate accounts in accordance with instructions received from annuity owners. Fund shares owned by Ohio National Life that are held by such variable annuity separate accounts will be voted in proportion to the voting instructions received from contractowners.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of the variable account or would result in the purchase of securities for the variable account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.


ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Fund should no longer be available for investment or if, in the judgment of management, further investment in shares of the Fund would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of the variable account will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

Each class of Fund shares is subject to certain investment restrictions which may not be changed without the approval of the majority of such shares. For details concerning such restrictions, see the accompanying prospectus for the Fund.


ANNUAL REPORT


Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.


We will also make available a projection report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the cash value of your contract one year from the date of the report. We may charge a fee of not more than $25 for this report and if you ask for more than one annual report.


LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:


     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.



SUICIDE

The contract does not cover the risk of suicide within two years from the contract date or two years from the date of any increase in stated amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.


BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.


POSTPONEMENT OF PAYMENTS


Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of contractowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets. The Company may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.



ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.


NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                               THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.


GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.


You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your cash value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to the variable account are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract.(See "Premiums - Transfers" at page 24.)



ACCUMULATION VALUE


The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, less a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and interest thereon or transfers to the variable account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the general account will be calculated on each valuation date.



OPTIONAL INSURANCE BENEFITS


Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of cost of insurance, waiver of premium, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions - Monthly Deduction" at page 28.)

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract (see "Death Benefits" at page 15), any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more.
We reserve the right to change the interval of payments if necessary to increase the payments to at least $25 each.


                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

At the date of this prospectus, ONESCO was the principal underwriter of the contracts. However, pending receipt of necessary regulatory approvals, Ohio National Equities, Inc., a new wholly-owned subsidiary of Ohio National Life, will become the principal underwriter. The Company, pursuant to a distribution and service agreement with the principal underwriter, reimburses the principal underwriter for any expenses incurred by it in connection with the distribution of the contracts. At the end of each calendar quarter, the principal underwriter pays the Company an amount equal to one-sixteenth of one percent of the average daily amount of assets of the contract maintained in the Fund during that quarter. This agreement may be terminated at any time by either party on 60 days' written notice.

                            MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS

                                            RELATIONSHIP                                PRINCIPAL OCCUPATION
NAME                                        WITH COMPANY                                AND BUSINESS ADDRESS
----                                        ------------                                --------------------
Paul L.  Bergmann                           Vice President, Financial                   The Ohio National Life
                                            Control                                     Insurance Company*

Michael A.  Boedeker                        Vice President, Fixed Income                The Ohio National Life
                                            Securities                                  Insurance Company*

Joseph P. Brom                              Director and Senior Vice President          The Ohio National Life
                                            & Chief Investment Officer                  Insurance Company*

David W. Cook                               Senior Vice President and Actuary           The Ohio National Life
                                                                                        Insurance Company*

Robert M.   DiTommaso                       Vice President, Career Marketing            The Ohio National Life
                                                                                        Insurance Company*

Ronald J.  Dolan                            Director and Senior Vice President          The Ohio National Life
                                            & Chief Financial Officer                   Insurance Company*

David B.  O'Maley                           Director and Chairman,                      The Ohio National Life
                                            President & Chief Executive Officer         Insurance Company*

George B.  Pearson                          Vice President, PGA Marketing               The Ohio National Life
                                                                                        Insurance Company*

Dallas L.  Pennington                       Vice President, Information                 The Ohio National Life
                                            Systems                                     Insurance Company*

D.  Gates Smith                             Senior Vice President, Sales                The Ohio National Life
                                                                                        Insurance Company*

Michael D.  Stohler                         Vice President, Mortgages &                 The Ohio National Life
                                            Real Estate                                 Insurance Company*

Stuart G.  Summers                          Director and Senior Vice President          The Ohio National Life
                                            and General Counsel                         Insurance Company*

Donald J.  Zimmerman                        Director, Senior Vice President,            The Ohio National Life
                                            Insurance Operations                        Insurance Company*
                                            and Secretary

*Principal Business Address is:


One Financial Way

Cincinnati, Ohio 45242


The officers, directors and employees of the Company who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


                                    CUSTODIAN


Pursuant to a written agreement, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of the variable account. The fee of the custodian for services rendered to the variable account is paid by the Company. The custodian also provides valuation and certain recordkeeping services to the variable account, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of the variable account.

                         STATE REGULATION OF THE COMPANY

The Company is organized under the laws of the State of Ohio and is subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Superintendent examines the assets and liabilities of the Company and of the variable account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


                               FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in the Company's opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.


CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of the federal income tax.


Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made (i) after the taxpayer's attaining age 59-1/2, (ii) as a result of his or her disability or (iii) in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)


Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.


RIGHT TO CHARGE FOR COMPANY TAXES

The Company is presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against the variable account for the Company's federal taxes, or provision made for such taxes, that may be attributable to the variable account. However, we may in the future charge each subaccount of the variable account for its portion of any tax charged to us in respect of such subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against the variable account. Any such charges against the variable account or its subaccounts could have an adverse effect on the investment performance of such subaccounts.


                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


                                LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of any of the subaccounts thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the variable account.


                                  LEGAL MATTERS

Jones & Blouch L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and the Company's right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Second Vice President and Counsel of Ohio National Life.


                                     EXPERTS


The financial statements of Variable Account R as of December 31, 1995 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 1995 and for the year then ended included in this prospectus have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The audited financial statements of the Company (a wholly-owned subsidiary of Ohio National Life) have been prepared in accordance with generally accepted accounting principles. The report on the financial statements of the Company refers to a change in accounting and reporting by mutual life insurance and by insurance enterprises for certain long-duration participating contracts in 1995.


Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.


                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning the variable account, the Company and the contract offered hereby. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.



                        OHIO NATIONAL VARIABLE ACCOUNT R

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
       Ohio National Life Assurance Corporation

The Contract Owners
       Ohio National Variable Account R

We have audited the accompanying statements of assets and contract owner's equity of Ohio National Variable Account R as of December 31, 1995, and the related statement of operations, changes in contract owners' equity and schedules of changes in unit values for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by examination of the underlying mutual fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R at December 31, 1995, and the results of its operations, changes in contractowners' equity and changes in unit values for each of the periods indicated herein, in conformity with generally accepted accounting principles.

Cincinnati, Ohio
January 26, 1996

                     OHIO NATIONAL VARIABLE ACCOUNT R
                STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY

                                December 31, 1995


                                          MONEY                                                          CAPITAL            SMALL
                          EQUITY         MARKET           BOND           OMNI       INTERNATIONAL     APPRECIATION           CAP
                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                        ----------     ----------      ----------     ----------     ----------        ----------        ----------
Assets - Investments
at market value
(note 2)                 $16,037,147     $671,215       $526,383      $5,159,728      $8,125,877        $1,238,994        $1,674,007
                         ===========     ========       ========      ==========      ==========        ==========        ==========
Contract owners' equity:
   Contracts in
   accumulation
   period (note 3)       $16,037,147     $671,215       $526,383      $5,159,728      $8,125,877        $1,238,994        $1,674,007
                         ===========     ========       ========      ==========      ==========        ==========        ==========



                                GLOBAL          AGGRESS.
                                CONTR.           GROWTH
                              SUBACCOUNT       SUBACCOUNT
                              ----------       ----------
Assets - Investments
at market value
(note 2)                        232,012         442,081
                                =======         =======
Contract owners' equity:
   Contracts in
   accumulation
   period (note 3)              232,012         442,081
                                =======         =======


   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE THREE YEARS ENDED DECEMBER 31


                                                                                                MONEY
                                                       EQUITY                                   MARKET
                                                      SUBACCOUNT                              SUBACCOUNT
                                            1995         1994         1993          1995         1994         1993
                                        --------------------------------------------------------------------------------
Investment activity:
     Reinvested capital
       gains and dividends              $ 377,916    $ 312,185    $  228,872    $   24,454    $ 14,204    $    6,282
                                        ---------    ---------    ----------    ----------    --------    ----------

Realized and unrealized gain
     (loss)  on investments:
        Realized gain (loss)              137,099       76,820        62,035           140           -             -
        Unrealized gain (loss)          2,656,620     (358,845)      738,010             0           -          (218)
                                        ---------    ---------    ----------    ----------    --------    ----------
         Net gain (loss) on
           investments                  2,793,719     (282,025)      800,045           140           -          (218)
                                        ---------    ---------    ----------    ----------    --------    ----------
             Net investment activity    3,171,635       30,160     1,028,917        24,594      14,204         6,064
                                        ---------    ---------    ----------    ----------    --------    ----------

Equity transactions:
     Sales:
        Contract purchase payments      3,786,276    3,311,520     2,490,654     2,749,849   3,427,468     1,747,695
        Transfers from fixed and
          other subaccounts             1,036,068    1,199,000     1,156,965       478,053     588,864       273,749
                                        ---------    ---------    ----------    ----------    --------    ----------
                                        4,822,344    4,510,520     3,647,619     3,227,902   4,016,332     2,021,444
                                        ---------    ---------    ----------    ----------    --------    ----------
Redemptions:
     Withdrawals and surrenders           325,573      246,089       303,031        24,538       2,746        11,533
     Transfers to fixed and
       other subaccounts                1,127,609    1,309,525       888,301     2,921,107   3,962,531     1,709,310
Cost of insurance and
      administrative fee                1,261,061    1,039,221       810,300       119,220     124,019        66,464
                                        ---------    ---------    ----------    ----------    --------    ----------
                                        2,714,243    2,594,835     2,001,632     3,064,865   4,089,296     1,787,307
                                        ---------    ---------    ----------    ----------    --------    ----------
      Net equity transactions           2,108,101    1,915,685     1,645,987       163,037     (72,964)      234,137
                                        ---------    ---------    ----------    ----------    --------    ----------
Risk and administrative
      expense (note 4)                     99,621       74,431        57,058         3,384       2,923         1,714
                                        ---------    ---------    ----------    ----------    --------    ----------
       Net change in contract
          owners' equity                5,180,115    1,871,414     2,617,846       184,247     (61,683)      238,487
Contract owners' equity:
     Beginning of period               10,857,032    8,985,618     6,367,772       486,968     548,651       310,164
                                       ----------    ---------    ----------    ----------    --------    ----------
     End of period                    $16,037,147  $10,857,032    $8,985,618    $  671,215    $486,968    $  548,651
                                      ===========  ===========    ==========    ==========    ========    ==========



                                                   BOND                                    OMNI
                                                SUBACCOUNT                               SUBACCOUNT
                                         1995      1994        1993          1995           1994          1993
                                      -------------------------------------------------------------------------
Investment activity:
     Reinvested capital
       gains and dividends            $ 19,903  $ 18,388    $  11,491    $  122,957    $  118,097    $   80,190
                                      --------  --------    ---------    ----------    ----------    ----------

Realized and unrealized gain
     (loss)  on investments:
        Realized gain (loss)                 -    (1,030)       1,854        31,864        22,179        24,768
        Unrealized gain (loss)             (78)  (26,390)       3,300       725,434      (155,096)      152,337
                                      --------  --------    ---------    ----------    ----------    ----------
         Net gain (loss) on
           investments                 (44,832)  (27,420)       5,154       757,298      (132,917)      177,105
                                      --------  --------    ---------    ----------    ----------    ----------
             Net investment activity    44,754    (9,032)      16,645       880,255       (14,820       257,295
                                      --------  --------    ---------    ----------    ----------    ----------

Equity transactions:
     Sales:
        Contract purchase payments      64,657   103,680       73,143     1,092,988     1,072,401       639,946
        Transfers from fixed and
          other subaccounts            108,837    40,481       48,401       370,752       841,401       420,385
                                      --------  --------    ---------    ----------    ----------    ----------
                                       254,991   144,161      121,544     1,463,740     1,913,802     1,060,331
                                      --------  --------    ---------    ----------    ----------    ----------
Redemptions:
     Withdrawals and surrenders          5,704    15,725        7,847        67,498        58,256        36,030
     Transfers to fixed and
       other subaccounts                32,704    19,557       31,658       314,014       497,884       240,581
Cost of insurance and
      administrative fee                41,769    28,012       20,437       381,402       308,606       185,805
                                      --------  --------    ---------    ----------    ----------    ----------
                                        80,177    63,294       59,942       762,914       864,746       462,416
                                      --------  --------    ---------    ----------    ----------    ----------
      Net equity transactions          174,814    80,867       61,602       700,826     1,049,056       597,915
                                      --------  --------    ---------    ----------    ----------    ----------
Risk and administrative
      expense (note 4)                   2,892     1,792        1,362        33,258        21,835        16,214
                                      --------  --------    ---------    ----------    ----------    ----------
       Net change in contract
          owners' equity               236,579    70,043       76,885     1,547,823     1,012,401       838,996
Contract owners' equity:
     Beginning of period               289,804   219,761      142,876     3,611,905     2,599,504     1,760,508
                                      --------  --------    ---------    ----------    ----------    ----------
     End of period                    $526,383  $289,804    $ 219,761    $5,159,728    $3,611,905    $2,599,504
                                      ========  ========    =========    ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                                                                     (continued)

                        OHIO NATIONAL VARIABLE ACCOUNT R
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                FOR THE THREE YEARS ENDED DECEMBER 31 (CONTINUED)


                                                                                           CAPITAL
                                                     INTERNATIONAL (a)                   APPRECIATION              SMALL CAP
                                                       SUBACCOUNT                         SUBACCOUNT               SUBACCOUNT
                                            1995          1994          1993          1995         1994        1995          1994
                                        ------------------------------------------------------------------------------------------
Investment activity:
    Reinvested capita:
     gains and dividends ...............$  214,290    $   33,042    $      426    $   18,585    $    992   $    2,690    $  1,872
                                        ----------    ----------    ----------    ----------    --------   ----------    --------

Realized and unrealized
    gain (loss) on investments:
       Realized gain (loss) ................26,863         4,970         4,044         2,645         (42)      13,224           3
       Unrealized gain (loss) .............540,676       110,549       110,549        94,813      (1,734)     208,534       2,560
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
         Net gain (loss) on
           investments ....................567,539        70,353       114,593        97,458      (1,776)     221,758       2,563
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
             Net investment activity ......781,829       103,395       115,019       116,043        (784)     224,448       4,435
                                        ----------    ----------    ----------    ----------    --------   ----------    --------

Equity transactions:
    Sales:
      Contract purchase payments ........2,976,009     2,195,400       277,695       422,829      42,626      632,636      57,962
      Transfers from fixed and
        other subaccounts ...............1,049,632     2,581,376       898,376       696,659     150,290      786,952     235,806
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
                                         4,025,641     4,776,776     1,176,461     1,119,488     192,916    1,419,588     293,768
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
Redemptions:
     Withdrawals and surrenders ...........135,907        22,335             7         4,024       2,847        5,965       4,056
     Transfers to fixed and
        other subaccounts .................770,875       388,971       179,300        84,065           0      127,447           0
     Cost of insurance and
       administrative fee .................796,919       448,228        39,052        87,472       5,760      121,558       2,872
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
                                         1,703,701       859,534       218,359       175,561       8,607      254,970       6,928
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
           Net equity transactions ......2,321,940     3,917,242       958,102       943,927     184,309    1,164,618     286,840
                                        ----------    ----------    ----------    ----------    --------   ----------    --------

Risk and administrative
    expense (note 4) .......................49,434        19,907         2,309         4,732        (231)       6,411         (77)
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
      Net change in contract
        owners' equity ..................3,054,335     4,000,730     1,070,812     1,055,238     183,756    1,382,655     291,352
Contract owners' equity:
     Beginning of period ................5,071,542     1,070,812             0       183,756           0      291,352           0
                                        ----------    ----------    ----------    ----------    --------   ----------    --------
     End of period .....................$8,125,877    $5,071,542    $1,070,812    $1,238,994    $183,756   $1,674,007    $291,352
                                        ==========    ==========    ==========    ==========    ========   ==========    ========


                                          GLOBAL       AGGRESSIVE
                                        CONTRARIAN(c)   GROWTH(c)
                                         SUBACCOUNT    SUBACCOUNT
                                           1995           1995
                                        -------------------------
Investment activity:
    Reinvested capita:
     gains and dividends ...............$    523       $ 12,789
                                        --------       --------

Realized and unrealized
    gain (loss) on investments:
       Realized gain (loss) ............   1,419          5,130
       Unrealized gain (loss) ..........   5,122         15,468
                                        --------       --------
         Net gain (loss) on
           investments .................   6,541         20,598
                                        --------       --------
             Net investment activity ...   7,064         33,387
                                        --------       --------

Equity transactions:
    Sales:
      Contract purchase payments ....... 106,879        140,955
      Transfers from fixed and
        other subaccounts .............. 182,691        336,663
                                        --------       --------
                                         289,590        477,618
                                        --------       --------
Redemptions:
     Withdrawals and surrenders ........  10,420            307
     Transfers to fixed and
        other subaccounts ..............  42,262         46,146
     Cost of insurance and
       administrative fee ..............  11,400         21,574
                                        --------       --------
                                          64,082         68,027
                                        --------       --------
           Net equity transactions ..... 225,488        409,591
                                        --------       --------

Risk and administrative
    expense (note 4) ...................     540            897
                                        --------       --------
      Net change in contract
        owners' equity ................. 232,012        442,081
Contract owners' equity:
     Beginning of period ...............       0              0
                                        --------       --------
     End of period .....................$232,012       $442,081
                                        ========       ========

a)  Commenced operations April 30, 1993
b)  Commenced operations May 1. 1994
c)  Commenced operations March 31, 1995

   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
                          Notes to Financial Statements

                                December 31, 1995

(1)  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Ohio National Variable Account R (the Account) is a separate account of Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

     Assets of the Account are invested in shares of Ohio National Fund, Inc. (the Fund), a diversified open-end management investment company. The Fund's investments are subject to varying degrees of market, interest and financial risk; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

     Investments are valued at the net asset value of fund shares held. Share transactions are recorded on the trade dates. Income and capital gains distributions are recorded on the ex-dividend dates. Net realized capital gain or loss is determined on the basis of average cost.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENTS

     At December 31, 1995 the aggregate cost and number of shares of Ohio National Fund, Inc. owned by the respective subaccounts were:

                                  MONEY                                               CAPITAL        SMALL      GLOBAL    AGGRESS.
                     EQUITY      MARKET        BOND        OMNI      INTERNATIONAL APPRECIATION       CAP       CONTR.     GROWTH
                   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT SUBACCOUNT
                   ----------  ----------   ----------  ----------    ----------     ---------    ----------- ---------- ----------
Aggregate cost   $12,485,721   $671,215      $501,079   $4,290,181  $7,409,670     $1,145,915    $1,462,913   $226,889    $426,613
Number of shares     561,063     67,122        48,164      293,171     564,929        103,353       105,602     21,477      37,325

(3)  Contracts in Accumulation Period

     At December 31, 1994 the accumulation units and value per unit of the respective subaccounts and products were:

                                               ACCUMULATION UNITS        VALUE PER UNIT
                                               ------------------        --------------
     Equity Subaccount                             756,738.161            $21.192465
     Money Market Subaccount                        44,137.243             15.207452
     Bond Subaccount                                29,429.438             17.886274
     Omni Subaccount                               256,617.487             20.106689
     International Subaccount                      547,590.116             14.839342
     Capital Appreciation Subaccount               102,313.519             12.109778
     Small Cap Subaccount                          123,222.147             13.585277
     Global Contrarian Subaccount                   21,426.936             10.828053
     Aggressive Growth Subaccount                   35,018.974             12.624042

                        OHIO NATIONAL VARIABLE ACCOUNT R
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 1995

(4)  RISK AND ADMINISTRATIVE EXPENSE

     Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charges will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of 0.75% of the contract value.

(5)  CONTRACT CHARGES
     Each premium payment is subject to a premium expense charge. The premium expense charge has two components:

         (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.
         (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

     A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

     The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

     A service charge is imposed on each transfer of accumulation values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

     ONLAC charges a monthly deduction from the contract value for the cost of insurance and the cost of additional insurance benefits provided by rider.

(6)  FEDERAL INCOME TAXES
     Operations of the Account form part of and are taxed with, operations of ONLAC which is taxed as a life assurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7)  SCHEDULE 1
     Schedule 1 presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

     -   Beginning unit value
     - Reinvested capital gains and dividends (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the Underlying mutual fund.)
     - Unrealized gain (loss) (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the fund.)
     - Contract charges (This amount reflects the decrease in the unit value due to Risk and Administrative Expenses discussed in note 4 to the financial statements.)
     -   Ending unit value
     -   Percentage increase (decrease) in unit value.

                                                                      SCHEDULE 1

                        OHIO NATIONAL VARIABLE ACCOUNT R
                       Schedules of Changes in Unit Values
              For the Years Ended December 31, 1995, 1994, and 1993

                                                                        MONEY
                                                        EQUITY          MARKET          BOND         OMNI        INTERNATIONAL
                                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                      ----------      ----------     ----------    ----------      ----------
     1995
     Beginning unit value                              16.785643      14.507086      15.156742      16.502872      13.336474
     Reinvested capital gains and dividends             0.535931       0.711525       0.850369       0.518180       0.453058
     Realized and gain (loss)                           3.885373       0.000000       1.891702       3.099521       1.060350
     Contract charges                                  -0.014482      -0.011159      -0.012539      -0.012884      -0.010540
     Ending unit value                                 21.192465       5.207452      17.886274      20.106689      14.839342
     Percentage increase (decrease) in unit value*     26.3%           4.8%          18.0%          21.8%          11.3%

     1994
     Beginning unit value                              16.870045      14.054459      15.879641      16.714665      12.433465
     Reinvested capital gains and dividends             0.531001       0.463316       1.153660       0.611008       0.138938
     Realized and gain                                 -0.602749       0.000000      -1.865057      -0.810420       0.774140
     Contract charges                                  -0.012654      -0.010689      -0.011502      -0.012381      -0.010069
     Ending unit value                                 16.785643      14.507086      15.156742      16.502872      13.336474
     Percentage increase in unit value*               -0.5%            3.2%         -4.6%          -1.3%%          7.3%

     1993
     Beginning unit value                              14.896910      13.781750      14.453563      14.922047      10.000000**
      Reinvested capital gains and dividends            0.471205       0.283155       0.977909       0.586979      0.009072
     Realized and gain (loss)                           1.513783       0.000000       0.459782       1.217593      2.433050
     Contract charges                                  -0.011853      -0.010446      -0.011613      -0.011954     -0.008657
     Ending unit value                                 16.870045      14.054459      15.879641      16.714665     12.433465
     Percentage increase in unit value*                13.2%          2.0%           9.9%           12.0%*        24.3%

`                                                  `

                                                         CAPITAL         SMALL           GLOBAL          AGGRESSIVE
                                                       APPRECIATION       CAP          CONTRARIAN          GROWTH
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                        ----------     ----------      ----------        ----------
     1995
     Beginning unit value                                 9.950187      10.290499      10.000000***      10.000000****
     Reinvested capital gains and dividends               0.328243       0.037689       0.072802          1.128730
     Realized and gain (loss)                             1.839934       3.266534       0.763238          1.504407
     Contract charges                                    -0.008586      -0.009445      -0.007987         -0.009095
     Ending unit value                                   12.109778      13.585277      10.828053         12.624042
     Percentage increase (decrease) in unit value*       21.7%          32.0%          8.3%              26.2%

     1994
     Beginning unit value                                10.000000***   10.000000***
     Reinvested capital gains and dividends               0.099737       0.131388
     Realized and gain                                   -0.142056       0.166824
     Contract charges                                    -0.007494      -0.007713
     Ending unit value                                    9.950187      10.290499
     Percentage increase in unit value*                 -0.5%           2.9%

     1993
     Beginning unit value
      Reinvested capital gains and dividends
     Realized and gain (loss)
     Contract charges
     Ending unit value
     Percentage increase in unit value*

     *An annualized rate of return cannot be determined as contract charges do not include the contract charges discussed in note (5).
     **Commenced operations April 30, 1993.
     ***Commenced operations September 23, 1994.
     ****Commenced operations March 31, 1995.

     See accompanying independent auditors' report.

                        OHIO NATIONAL VARIABLE ACCOUNT R

                STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                               SEPTEMBER 30, 1996

                                   UNAUDITED

                                   MONEY                                              CAPITAL                AGGRESSIVE    GLOBAL
                      EQUITY      MARKET       BOND        OMNI     INTERNATIONAL  APPRECIATION  SMALL CAP     GROWTH    CONTRARIAN
                    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                    ----------  ----------  ----------  ----------  -------------  ------------  ----------  ----------  ----------
ASSETS:
 Investments in
 Securities at
 Market Value
 (note 2)          $19,795,353    $841,236   $661,521   $6,445,265    $11,410,855    $2,253,301  $3,582,325   $1,297,844   $881,681

 Liabilities             1,619          69         54          526            931           182         290          104         72
                   -----------    --------   --------   ----------    -----------    ----------  ----------    ---------   --------
 Net Assets at
  Market Value     $19,793,734    $841,167   $661,467   $6,444,739    $11,409,924    $2,253,119  $3,582,035    $1,297,740  $881,609
                   ===========    ========   ========   ==========    ===========    ==========  ==========    =========   ========
CONTRACT OWNER'S
EQUITY:

 Contracts in
 Accumulation
 period (note 3)   $19,793,734    $841,167   $661,467   $6,444,739    $11,409,924    $2,253,119  $3,582,035   $1,297,740   $881,609
                   ===========    ========   ========   ==========    ===========    ==========  ==========    =========   ========



   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
         Statement of Operations and Changes in Contract Owners' Equity
                  For the Nine Months Ended September 30, 1996
                                   Unaudited

                                      Money       Bond                 Inter-        Capital        Small    Aggressive     Global
                         Equity       Market      Sub-       Omni      national    Appreciation      Cap       Growth     Contrarian
                       Subaccount   Subaccount  account   Subaccount  Subaccount    Subaccount    Subaccount  Subaccount  Subaccount
                       -----------  ----------  --------  ----------  -----------  ------------  ----------  ----------  ----------
INVESTMENT ACTIVITY:
  Reinvested capital
  gains and dividends  $   689,573  $   28,253  $ 27,254  $  215,774  $   428,190  $   88,119    $   56,631  $   87,878  $ 11,056
                       -----------  ----------  --------  ----------  -----------  ----------   -----------  ----------  --------
REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Realized gain            117,820      (2,378)      429      38,737       15,442      13,694         1,125      (1,732)    1,069
    (loss)
  Unrealized gain
    (loss)               1,265,008           0   (22,561)    263,851      480,116      69,391       324,389    (104,901)   25,520
                       -----------  ----------  --------  ----------  -----------  ----------   -----------  ----------  --------
  Net gain (loss)
    on investments       1,382,828      (2,378)  (22,132)    302,588      495,558      83,085       325,514    (106,633)   26,589
                       -----------  ----------  --------  ----------  -----------  ----------   -----------  ----------  --------
  Net investment
    activity             2,072,401      25,875     5,122     518,362      923,748     171,204       382,145     (18,755)   37,645
                       -----------  ----------  --------  ----------  -----------  ----------   -----------  ----------  --------
EQUITY TRANSACTIONS:
  SALES:
  Contract purchase
    payments             3,191,517   3,147,634   245,418   1,098,865   2,650,749      797,319     1,088,291     620,943   348,229
  Transfers from
    fixed and other
    subaccounts            986,374     425,483    58,420     433,129   1,118,334      558,698       958,406     455,676   349,412
                       -----------  ----------  --------  ----------  ----------  -----------  ------------  ----------  --------
                        4,177,891    3,573,117   303,838   1,531,994   3,769,083    1,356,017     2,046,697   1,076,619   697,641
                       -----------  ----------  --------  ----------  -----------  ----------   -----------  ----------  --------
REDEMPTIONS:
  Withdrawals and
    surrenders            213,707        3,896     6,442     147,240     104,144       49,009       59,338        2,629     1,220
  Transfers to fixed
    and other
    subaccounts         1,026,307    3,293,036   118,100     211,648     520,559      286,734      186,420       76,412    30,188
  Cost of insurance
    and administrative
    fees                1,149,965      126,255    45,990     373,591     728,045      167,504      261,125      118,729    50,732

                        2,389,979    3,423,187   170,532     732,479   1,352,748      503,247      506,883      197,770    82,140
                       ----------  -----------  --------  ----------  ----------  -----------  -----------  -----------  --------
  Net equity
    transactions        1,787,912      149,930   133,306     799,515   2,416,335      852,770    1,539,814      878,849   615,501
  Risk and admin-
    istrative
    expenses (note 4)     103,726        5,853     3,344      32,866      56,036        9,849       13,931        4,435     3,549
  Net change in
    contract owners'
    equity              3,756,587      169,952   135,084   1,285,011   3,284,047    1,014,125    1,908,028      855,659   649,597

CONTRACT OWNERS
  EQUITY:
  Beginning of
    Period             16,037,147      671,215   526,383   5,159,728   8,125,877    1,238,994    1,674,007      442,081   232,012
  End of Period       $19,793,734  $   841,167  $661,467  $6,444,739 $11,409,924   $2,253,119   $3,582,035   $1,297,740  $881,609



   The accompanying notes are an integral part of these financial statements.

                        Ohio National Variable Account R
                         Notes to Financial Statements
                               September 30, 1996
                                   Unaudited

1.      Basis of Presentation and Summary of Significant Accounting Policies

        Ohio National Variable Account R (the Account) is a separate account of Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

        Assets of the Account are invested in shares of Ohio National Fund, Inc. (the Fund), a diversified open-end management investment company. The Fund's investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

        Investments are valued at the net asset value of Fund shares held at September 30, 1996. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gain or loss is determined on the basis of average cost.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.      Investments

        At September 30, 1996 the aggregate cost and number of shares of Ohio National Fund, Inc. owned by the respective subaccounts were:

                               Money                               Inter-       Capital       Small      Aggress.     Global
                  Equity       Market       Bond        Omni      National    Appreciation     Cap        Growth    Contrarian
                Subaccount   Subaccount  Subaccount  Subaccount  Subaccount    Subaccount   Subaccount  Subaccount  Subaccount
                ----------   ----------  ----------  ----------  ----------   ------------  ----------  ----------  ----------
Aggregate Cost  $14,978,919   $841,236    $658,778   $5,311,867  $10,214,532   $2,090,831   $3,046,842    851,038   $1,387,277

Number of shares    642,999     84,124      63,104      348,336      181,630      203,149      127,127     77,003      753,092

3.      Contracts in Accumulation Period

        At September 30, 1996 the accumulation units and value per unit of the respective subaccounts and products were:

                                    Accumulation Units    Value Per Unit
                                    ------------------    --------------
Equity Subaccount................      835,842.831           23.681167
Money Market Subaccount..........       53,562.427           15.704431
Bond Subaccount..................       36,971.068           17.891473
Omni Subaccount..................      294,530.642           21.881387
International Subaccount.........      699,505.553           16.311413
Capital Appreciation Subaccount..      169,829.448           13.266949
Small Cap Subaccount.............      230,279.313           15.555175
Aggressive Growth Subaccount.....      106,627.641           12.170761
Global Contrarian Subaccount.....       75,154.530           11.730619

                        Ohio National Variable Account R
                         Notes to Financial Statements
                               September 30, 1996
                                   Unaudited

4.      Risk and Administrative Expense

        Although variable life payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Account's assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of 0.75% of the contract value.

5.      Contract Charges

        Each premium payment is subject to a premium expense charge. The premium expense charge has two components:

        (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.

        (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

        A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

        The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

        A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

        ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.

6.      Federal Income Taxes

        Operations of the Account form part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheet of Ohio National Life Assurance Corporation (the Company) as of December 31, 1995, and the related statements of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 3, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, in 1995.

                                                           KPMG Peat Marwick LLP
Cincinnati, Ohio
February 9, 1996

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                                  BALANCE SHEET
                                December 31, 1995
                                 (000's omitted)

                                     ASSETS
Investments (notes 5, 8 and 9):
     Fixed maturities available-for-sale, at fair value                         $442,819
     Fixed maturities held-to-maturity, at amortized cost                         45,461
     Mortgage loans on real estate, net                                          161,095
     Policy loans                                                                 31,950
     Short-term investments                                                       13,348
                                                                                --------
                                                                                 694,673
Cash                                                                               3,543
Accrued investment income                                                          8,674
Deferred policy acquisition costs                                                 92,413
Reinsurance recoverables                                                          73,317
Other assets                                                                       2,621
Assets held in Separate Accounts                                                  34,106
                                                                                --------
                                                                                $909,347
                                                                                ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits and claims (note 6)                                      $695,405
Other policyholder funds                                                           2,192
Accrued Federal income tax (note 7):
     Current                                                                      10,632
     Deferred                                                                     13,820
Other liabilities                                                                 10,293
Liabilities related to Separate Accounts                                          34,106
                                                                                --------
     Total liabilities                                                           766,448
                                                                                --------
Stockholder's equity (notes 3, 4, and 10):
     Class A common stock; authorized 10,000 shares of $3,000 par value;
     issued and outstanding 3,200 shares                                           9,600
     Additional paid-in capital                                                   27,025
     Unrealized gains on securities available-for-sale, net (note 5)               9,558
     Retained earnings                                                            96,716
                                                                                --------
       Total stockholder's equity                                                142,899
                                                                                --------
Commitments and contingencies (notes 11 and 13)
                                                                                $909,347
                                                                                ========

                 See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                               STATEMENT OF INCOME
                          Year ended December 31, 1995
                                 (000's omitted)

Revenues (note 11):
     Traditional life and accident and health insurance premiums                                $  9,639
     Annuity premium and charges                                                                   2,326
     Universal life and investment product policy charges                                         33,788
     Net investment income (note 5)                                                               51,052
     Other income                                                                                  4,648
     Net realized losses on investments (note 5)                                                  (1,882)
                                                                                                --------
                                                                                                  99,571
                                                                                                --------
Benefits and expenses:
     Benefits and claims                                                                          56,549
     Amortization of deferred policy acquisition costs                                             8,011
     Other operating costs and expenses                                                           12,642
                                                                                                --------
                                                                                                  77,202
                                                                                                --------
Income before Federal income tax and cumulative effect of change in accounting principles         22,369

Federal income tax (note 7):
     Current expense                                                                              10,632
     Deferred tax benefit                                                                         (3,030)
                                                                                                --------
                                                                                                   7,602
     Income before cumulative effect of change in accounting principles                           14,767
Cumulative effect of change in accounting principles (note 3)                                     53,845
                                                                                                --------
     Net income                                                                                 $ 68,612
                                                                                                ========

                 See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                        STATEMENT OF STOCKHOLDER'S EQUITY
                          Year ended December 31, 1995
                                 (000's omitted)

                                                                      UNREALIZED
                                                                    GAINS (LOSSES)
                                                     ADDITIONAL      ON SECURITIES                           TOTAL
                                     CAPITAL           PAID-IN      AVAILABLE-FOR-       RETAINED        STOCKHOLDER'S
                                     SHARES            CAPITAL           SALE            EARNINGS           EQUITY
                                     ------            -------           ----            --------           ------
Balance, beginning of year        $    9,600              27,025               -           28,104            64,729
Change in accounting
     principle (note 3)                    -                 -           (10,693)               -           (10,693)
Net income                                 -                 -                 -           68,612            68,612
Unrealized gains on securities
     available-for-sale, net of
     adjustment to deferred
     policy acquisition costs
     and deferred Federal
     income tax                        -                     -            20,251            -                20,251
                                  ----------             -------         -------           ------           -------
Balance, end of year              $    9,600              27,025           9,558           96,716           142,899
                                  ==========             =======         =======           ======           =======

                 See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                             STATEMENT OF CASH FLOWS
                          Year ended December 31, 1995
                                 (000's omitted)


Cash flows from operating activities:
     Net Income                                                               $  68,612
     Adjustments to reconcile net income to net cash
       used in operating activities:
       Cumulative effect of change in accounting principles                     (53,845)
       Capitalization of deferred policy acquisition costs                      (18,220)
       Amortization of deferred policy acquisition costs                          8,011
       Amortization and depreciation                                                243
       Realized losses on invested assets, net                                      222
       Increase in accrued investment income                                     (1,447)
       Increase in other assets                                                 (12,599)
       Decrease in policyholder account balances                                (88,318)
       Increase in other policyholder funds                                         346
       Increase in accrued Federal income tax payable                             5,753
       Increase in other liabilities                                              3,174
       Other, net                                                                (1,363)
                                                                              ---------
           Net cash used in operating activities                                (89,431)
                                                                              ---------
Cash flows from investing activities:
     Proceeds from maturity of securities available-for-sale                     18,967
     Proceeds from sale of securities available-for-sale                          3,138
     Proceeds from maturity of fixed maturities held-to-maturity                 11,788
     Proceeds from repayment of mortgage loans on real estate                     7,426
     Proceeds from repayment of policy loans                                      3,171
     Cost of securities available-for-sale acquired                             (50,494)
     Cost of fixed maturities held-to-maturity acquired                         (39,247)
     Cost of mortgage loans on real estate acquired                             (50,365)
     Policy loans issued                                                         (6,879)
                                                                              ---------
           Net cash used in investing activities                               (102,495)
                                                                              ---------
Cash flows from financing activities:
     Increase in universal life and investment product account balances         723,326
     Decrease in universal life and investment product account balances        (532,039)
                                                                              ---------
           Net cash provided by financing activities                            191,287
                                                                              ---------
Net decrease in cash and cash equivalents                                          (639)
Cash and cash equivalents, beginning of year                                     17,530
                                                                              ---------
Cash and cash equivalents, end of year                                        $  16,891
                                                                              =========

                 See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                          NOTES TO FINANCIAL STATEMENTS
                          Year ended December 31, 1995

                                 (000's omitted)
(1)    ORGANIZATION AND BUSINESS DESCRIPTION

       Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly-owned by The Ohio National Life Insurance Company (ONLIC), a mutual life insurance company. ONLAC is a life and health insurer licensed in 45 states and the District of Columbia. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.

       The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

       LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the consolidated financial statements. The Company mitigates this risk by offering a wide range of product and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

       CREDIT RISK is that risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

       INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. See Notes 3 and 4.

       (a) VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES
           The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading as of December 31, 1995.

       Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status and written down to the fair value of the existing property to derive a new cost basis. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

       Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

       In March 1995, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of (SFAS 121). SFAS 121 requires impairment losses to be recorded on long-lived assets used in operations when indications of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The statement is effective for fiscal years beginning after December 15, 1995, and earlier application is permitted. Previously issued financial statements shall not be restated. The Company will adopt SFAS 121 in 1996 and the impact on the financial statements of adopting SFAS 121 is not expected to be material.

(b)    REVENUES AND BENEFITS
       TRADITIONAL LIFE INSURANCE PRODUCTS

       Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life, and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

       UNIVERSAL LIFE AND INVESTMENT PRODUCTS

       Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual immediate and deferred annuities. Revenues for universal life and investment products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

       ACCIDENT AND HEALTH INSURANCE

       Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(c)    DEFERRED POLICY ACQUISITION COSTS

       The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see
       Note 2(a)).

(d)    SEPARATE ACCOUNTS

       Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

(e)    FUTURE POLICY BENEFITS

       Future policy benefits for traditional life policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities (see Note 6).

       Future policy benefits for annuity policies in the accumulation phase, universal life and variable universal life policies have been calculated based on participants' aggregate account balances.

(f)    FEDERAL INCOME TAX

       ONLAC files a consolidated Federal income tax return with ONLIC. The Company uses the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

(g)    REINSURANCE CEDED

       Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(h)    CASH EQUIVALENTS

       For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

(i)    USE OF ESTIMATES

       In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

       The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(3)    CHANGE IN ACCOUNTING PRINCIPLES

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and Insurance Enterprises for Certain Long-Duration Participating Contracts (SFAS 120), thereby adopting Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the Interpretation). The Interpretation clarified that enterprises, including mutual life insurance enterprises and thereby their wholly-owned subsidiaries, that issue financial statements described as prepared "in conformity with generally accepted accounting principles" are required to apply all applicable authoritative accounting pronouncements in preparing those statements. SFAS 120 extended the applicability of certain SFASs to mutual life insurance enterprises, as well as extended the effective date of the Interpretation. Prior to the adoption of SFAS 120 and the Interpretation, the Company, consistent with industry practice, issued financial statements prepared in accordance with accounting practices prescribed or permitted by the Department of Insurance of the State of Ohio (statutory accounting), which were considered generally accepted accounting principles for wholly-owned subsidiaries of mutual life insurance enterprises. The Company elected to early adopt SFAS 120 and the Interpretation in 1995; such adoption resulted in a decrease at January 1, 1995 in stockholder's equity from the recording of net unrealized losses on securities available-for-sale of $10,693 and an increase in net income of $53,845 due to the remaining cumulative effect of adopting SFAS 120 and the Interpretation.

       The Company's significant accounting policies adopted in connection with its implementation of SFAS 120 and the Interpretation are described in
       Note 2. Those policies differ in some respects from the statutory accounting previously followed by the Company as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) premiums for universal life contracts and investment contracts are recorded as deposits on the balance sheet; revenues consist of investment income and contract charges net of interest credited, death benefits and administrative costs; (4) statutory required balances such as "nonadmitted assets", asset valuation reserve and interest maintenance reserve are not recognized; (5) bonds are carried at amortized cost or fair value depending on the Company's intent to hold or sell such securities, rather than at amortized cost, (6) assets and liabilities are reported gross of reinsurance balances; and (7) deferred Federal income taxes are provided for temporary differences between financial statement carrying amounts of assets and liabilities and their related tax basis.

       The cumulative effect on stockholder's equity at January 1, 1995 of adopting SFAS 120 and the Interpretation, other than the effect of recording net unrealized losses on securities available-for-sale, is recognized in the accompanying statement of income, and the significant components are as follows:

            Deferred policy acquisition costs                   $ 93,496
            Asset valuation reserve                                4,891
            Interest maintenance reserve                           3,422
            Future policy benefits                               (35,862)
            Deferred Federal income tax                           (9,354)
            Other, net                                            (2,748)
                                                                --------
                                                                $ 53,845
                                                                ========

     The effect of recording the unrealized loss on securities, previously carried at amortized cost, designated as available-for-sale at January 1, 1995, and the related deferred policy acquisition costs and deferred Federal income tax effect is as follows:

            Excess of amortized cost over fair value of
              fixed maturity securities available-for-sale       (12,027)
            Deferred policy acquisition costs                   $    700
            Deferred Federal income tax                              634
                                                                --------
                                                                $(10,693)
                                                                ========

(4)  BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with GAAP. Annual Statements on ONLAC, filed with the Department of Insurance of the State of Ohio, are prepared on the basis of accounting practices prescribed or permitted by such regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

     The following reconciles the statutory net income of the Company as reported to regulatory authorities to the net income as shown in the accompanying financial statements:

Statutory net income                                           $ 10,161
Adjustments to restate to the basis of GAAP:
      Increase in deferred policy acquisition costs, net         10,117
      Future policy benefits                                     (5,897)
      Deferred Federal income tax benefit                         3,030
      Interest maintenance reserve                                  (64)
      Cumulative effect of change in accounting
             principles, net (note 3)                            53,845
Other, net                                                       (2,580)
                                                               --------
                Net income per accompanying statement
                of income                                      $ 68,612
                                                               ========

     The following reconciles the statutory capital shares and surplus of the Company as reported to regulatory authorities to the stockholder's equity as shown in the accompanying financial statements for the year ended December 31, 1995:

Statutory capital and surplus                          $  72,440
Add (deduct) cumulative effect of adjustments to
     reconcile to the basis of GAAP:
     Deferred policy acquisition costs                    92,413
     Asset valuation reserve                               7,350
     Interest maintenance reserve                          3,358
     Future policy benefits                              (47,394)
     Deferred Federal income tax                         (13,820)
     Difference between amortized cost and fair
        value of fixed maturity securities
        available-for-sale, gross                         27,367
     Other, net                                            1,185
                                                       ---------
        Equity per accompanying balance sheet          $ 142,899
                                                       =========


(5)  INVESTMENTS

     An analysis of investment income by investment type follows for the year ended December 31, 1995:

              Gross investment income:
              Fixed maturities available-for-sale       $15,260
              Fixed maturities held-to-maturity          19,588
              Mortgage loans on real estate              13,193
              Short-term                                  1,340
              Policy loans                                2,213
                                                        -------
                Total investment income                  51,594
              Less investment expenses                      542
                                                        -------
                Net investment income                   $51,052
                                                        =======


       An analysis of realized gains (losses) on investments by investment type follows for the year ended December 31, 1995:

           Realized on disposition of investments:
                Fixed maturities, available-for-sale       $  (235)
                Fixed maturities, held-to-maturity              13
                                                           -------
                                                              (222)
           Valuation allowance for mortgage loans
              on real estate                                (1,660)
                                                           -------
                                                           $(1,882)
                                                           =======


       The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of December 31, 1995:

      Gross unrealized gain                                 $ 27,367
      Adjustment to deferred policy acquisition costs        (11,200)
      Deferred Federal income tax                             (6,609)
                                                            --------
                                                            $  9,558
                                                            ========

     An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturities held-to-maturity follows for the year ended December 31, 1995:

               Fixed maturities, available-for-sale       $39,394
               Fixed maturities held-to-maturity          $16,973

     The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows as of December 31, 1995:

                                                           GROSS            GROSS
                                       AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                         COST              GAINS           LOSSES         FAIR VALUE
                                       ---------        ----------       ----------       ----------
SECURITIES AVAILABLE-FOR-SALE
Fixed maturities
  U.S. Treasury securities and
     obligations of U.S. government
     operations and agencies              $ 53,829          5,670            (42)         59,457
  Obligations of states and
     political subdivisions                  6,290             53           (152)          6,191
  Corporate securities                     264,064         20,944           (773)        284,235
  Mortgage-backed securities                91,269          2,345           (678)         92,936
                                          --------       --------       --------        --------
         Total fixed maturities           $415,452         29,012         (1,645)        442,819
                                          ========       ========       ========        ========
FIXED MATURITY SECURITIES
HELD-TO-MATURITY
     Corporate securities                 $ 45,418          7,125           --            52,543
     Mortgage-backed securities                 43             11           --                54
                                          --------       --------       --------        --------
                                          $ 45,461          7,136           --            52,597
                                          ========       ========       ========        ========



The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED         ESTIMATED
                                                   COST           FAIR VALUE
                                                 ----------       ----------
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
    Due in one year or less                        $  4,271          4,298
    Due after one year through five years            28,836         29,173
    Due after five years through ten years          113,074        122,467
    Due after ten years                             178,002        193,944

    Mortgaged-backed securities                      91,269         92,937
                                                   --------       --------
                                                   $415,452        442,819
                                                   ========       ========

FIXED MATURITY SECURITIES HELD-TO-MATURITY
    Due after ten years                            $ 45,418         52,543
    Mortgage-backed securities                           43             54
                                                   --------       --------
                                                   $ 45,461         52,597
                                                   ========       ========

     Proceeds from the sale of securities available-for-sale during 1995 were $3,138. Gross gains of $34 and gross losses of $0 were realized on those sales. Investments with an amortized cost of $3,153 as of December 1995 were on deposit with various regulatory agencies as required by law.

     As permitted by the FASB's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred a part of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 29, 1995, the date of transfer, the fixed maturity securities had an amortized cost value of $201,465, resulting in a gross unrealized gain on available-for-sale securities of $16,675.

     The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate during 1995, and no foreclosures are in process as of December 31, 1995.

     Activity in the valuation allowance account for mortgage loans on real estate is summarized for the year ended December 31, 1995:

         Allowance as of January 1             $  640
         Additions charged to operations        1,660
                                               ------
         Allowance as of December 31           $2,300
                                               ======




(6)    FUTURE POLICY BENEFIT AND CLAIMS

       The liability for future policy benefits for universal life policies and investment contracts (approximately 83% of the total liability for future policy benefits as of December 31, 1995) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 6.4% at December 31, 1995.

       The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies are the 1980 CSO table with 4% to 6% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% to 4.5% interest. Approximately 70% of the future policy benefit liability is calculated on a net level reserve basis at December 31, 1995.

       The liability for future policy benefits for individual accident and health policies include liabilities for active lives, disabled lives and unearned premiums. The liability for active lives are calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after 1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).

(7)    FEDERAL INCOME TAX

       Prior to 1984, the Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. The DRA eliminated any additional deferrals to the PSA. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA is approximately $5,257 as of December 31, 1995.

       Total Federal income tax expense for the year ended December 31, 1995 differs from the amount computed by applying the U.S. Federal income tax rate to income before Federal income tax and cumulative effect of change in accounting principles, as follows:

                                                            Amount           %
                                                            ------          ----
Computed (expected) tax expense                            $ 7,829          35.0
Differential earnings                                        1,558           7.0
Tax exempt interest and dividends received deduction           (41)          (.1)
Other, net                                                  (1,744)         (7.9)
                                                           -------          ----
       Total expense and effective rate                    $ 7,602          34.0
                                                           =======          ====


     Total Federal income tax paid during the year ended December 31, 1995 was $4,879.

     The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 1995 are as follows:

Deferred tax assets:
     Future policy benefits                                      $ 21,123
     Mortgage loans on real estate                                    805
     Other                                                            510
                                                                 --------
       Total gross deferred tax assets                             22,438
                                                                 --------
Deferred tax liabilities:
     Deferred policy acquisition costs                             25,509
     Fixed maturities available-for-sale                           10,727
     Other                                                             22
                                                                 --------
       Total gross deferred tax liabilities                        36,258
                                                                 --------
       Net deferred tax liability                                $(13,820)
                                                                 ========


     The valuation allowance decreased by $3,663 from the amount recorded at January 1, 1995. The Company has determined that a valuation allowance as of December 31, 1995 is not needed. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of these remaining deductible differences at December 31, 1995.

(8)  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

     These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures:

     CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS


     The carrying amount reported in the balance sheet for these instruments approximate their fair value.

     INVESTMENT SECURITIES

     Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is valued at the estimated fair value of the underlying collateral.

     INVESTMENT CONTRACTS

     Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

     OTHER POLICYHOLDER FUNDS

     The carrying amount reported in the balance sheets for these instruments approximates their fair value.

     Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on insurance contracts were as follows as of December 31, 1995:

                                                CARRYING           ESTIMATED
                                                 AMOUNT           FAIR VALUE
                                                --------          ----------
ASSETS
Investments:
     Fixed maturities available-for-sale        $442,819            442,819
     Fixed maturities held-to- maturity           45,461             52,597
     Mortgage loans on real estate               161,095            177,188
     Policy loans                                 31,950             31,950
     Short-term investments                       13,348             13,348
 Cash                                              3,543              3,543
 Assets held in Separate Accounts                 34,106             34,106
LIABILITIES
Deferred and immediate annuity contracts         100,197            100,896
Other policyholder funds                           2,192              2,192
Liabilities related to Separate Accounts         34,106              34,106

(9)  ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

     SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

     Mortgage loans collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio. The summary below depicts loan exposure of remaining principal balances by geographic area and by type at December 31, 1995:

MORTGAGE ASSETS BY STATE
     Ohio                                             $ 16,533
     California                                         16,196
     Florida                                            16,069
     Nebraska                                           14,460
     All others (none greater than $10 million)        100,137
                                                      --------
                                                       163,395

       Less valuation allowances                         2,300
                                                      --------
       Total mortgage loans on real estate, net       $161,095
                                                      ========

MORTGAGE ASSETS BY TYPE
     Office                                           $ 43,171
     Retail                                             33,409
     Apartments                                         30,522
     Industrial                                         28,280
     Other                                              28,013
                                                      --------
                                                       163,395

       Less valuation allowances                         2,300
                                                      --------
       Total mortgage loans on real estate, net       $161,095
                                                      ========


 (10)  REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND
       RESTRICTIONS

       In January 1993, the NAIC adopted the life and health Risk-Based Capital
       (RBC) formula. This model act requires every life and health insurer to calculate its total adjusted capital and RBC requirement, and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The model act will become law in Ohio, the Company's state of domicile, in March 1996. The formula includes components for asset risk, liability risk, interest rate exposure and other factors. Based upon the December 31, 1995 financial statements, the Company exceeds all required RBC levels.

(11)   REINSURANCE

       In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                                                                           NON-
                                                                       AFFILIATE         AFFILIATE
                                                                       ---------         ---------
           Premiums                                                    $  16,936           14,386
           Benefits incurred                                               8,350            6,228
           Commission and expense allowances                               2,221            3,715
           Reinsurance recoverable:
                Reserves for future policy benefits                       36,675           35,559
                Policy and contract claims payable                           689              394

       Net traditional life and accident and health premium income in 1995 is summarized as follows:

        Direct premiums earned         $ 38,494
        Reinsurance assumed               2,467
        Reinsurance ceded               (31,322)
                                       --------

             Net premiums earned       $  9,639
                                       ========



       Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

(12)   RELATED PARTY TRANSACTIONS

       The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company in 1995 of approximately $10.6 million.

(13)   CONTINGENCIES

       The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

APPENDIX A

                     ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables have been prepared to help show how values under the contract change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Fund portfolios was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown in the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.


The amounts shown for the death benefit and cash surrender value as of each contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Fund, which is currently equivalent to an average annual rate of 0.69% of the value of the average daily net assets of the Fund's 13 portfolios to which contract values may be allocated. (See "Charges and Deductions - "Other Charges" at page 31.) The daily charge to the variable account for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Certain other fees and miscellaneous expenses which are borne by the Fund are currently equivalent to an annual rate of 0.29% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all 13 portfolios of approximately -1.73%, 4.27%, and 10.27%.


Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current charges under the contract ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum charges allowable under the contracts.

The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount have been made under the contract. Additionally, the tables assume that there are no optional insurance benefits included under the contract and the current tables assume that the Company's current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made at present against the variable account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, the Company will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                                  VARI-VEST IV

        AGE       DEATH BENEFIT PLAN          PLANNED PREMIUM             STATED AMOUNT              RISK CLASS        PAGE
        ---       ------------------          ---------------             -------------              ----------        ----
        25              Plan A                   690(Minimum)                $150,000                 Nonsmoker         63
        25              Plan A                 1,289                          150,000                 Nonsmoker         64
        25              Plan B                   690(Minimum)                 150,000                 Nonsmoker         65
        25              Plan B                 3,148                          150,000                 Nonsmoker         66
        40              Plan A                 2,190(Minimum)                 250,000             Select Nonsmoker      67
        40              Plan A                 3,916                          250,000             Select Nonsmoker      68
        40              Plan B                 2,190(Minimum)                 250,000             Select Nonsmoker      69
        40              Plan B                 9,489                          250,000             Select Nonsmoker      70

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

The Company may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Fund's portfolios from the inception of the portfolio or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. Individualized illustrations will also be provided upon request. BEING BASED UPON PAST PERFORMANCE, NEITHER HYPOTHETICAL ILLUSTRATIONS NOR OTHER PERFORMANCE DATA INDICATE FUTURE PERFORMANCE.

MALE ISSUE AGE 25                                                                                    INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                                    DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: 690.00                                                                            STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                       ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

           PLANNED PREMIUMS                    CURRENT                        CURRENT                   CURRENT
                      ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF     TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY    ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR      OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----      ------     --------          -----          -------         -----          -------         -----       -------

1          690        725                0           150,000               0        150,000               0       150,000
2          690      1,485              185           150,000             101        150,000              20       150,000
3          690      2,284              268           150,000              98        150,000               0       150,000
4          690      3,123              816           150,000             528        150,000             274       150,000
5          690      4,003            1,533           150,000           1,089        150,000             713       150,000
6          690      4,928            2,314           150,000           1,670        150,000           1,147       150,000
7          690      5,899            3,286           150,000           2,394        150,000           1,698       150,000
8          690      6,918            4,331           150,000           3,135        150,000           2,240       150,000
9          690      7,989            5,339           150,000           3,778        150,000           2,657       150,000
10         690      9,113            6,432           150,000           4,436        150,000           3,062       150,000
15         690     15,634           12,888           150,000           7,374        150,000           4,313       150,000
20         690     23,956           22,682           150,000          10,297        150,000           4,840       150,000
AGE 60     690     65,437          101,985           150,000          16,184        150,000               0       150,000
AGE 65     690     87,519          167,356           204,175          14,116        150,000               0       150,000
AGE 70     690    115,703          272,226           315,782           6,206        150,000               0       150,000


                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------

1              690          725                 0         150,000             0        150,000               0       150,000
2              690        1,485               157         150,000            74        150,000               0       150,000
3              690        2,284               229         150,000            63        150,000               0       150,000
4              690        3,123               769         150,000           487        150,000             239       150,000
5              690        4,003             1,365         150,000           930        150,000             563       150,000
6              690        4,928             2,023         150,000         1,392        150,000             881       150,000
7              690        5,899             2,745         150,000         1,871        150,000           1,189       150,000
8              690        6,918             3,988         150,000         2,816        150,000           1,938       150,000
9              690        7,989             4,857         150,000         3,326        150,000           2,226       150,000
10             690        9,113             5,806         150,000         3,849        150,000           2,500       150,000
15             690       15,634            12,664         150,000         7,248        150,000           4,240       150,000
20             690       23,956            22,257         150,000        10,087        150,000           4,723       150,000
AGE 60         690       65,437            98,321         150,000        13,873        150,000               0       150,000
AGE 65         690       87,519           160,588         195,917         8,444        150,000               0       150,000
AGE 70         690      115,703           259,733         301,290             0        150,000               0       150,000




The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                                                              INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                              DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $1,289.00                                                                   STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                       ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1            1,289        1,353               301         150,000             238        150,000             175       150,000
2            1,289        2,775             1,359         150,000           1,168        150,000             985       150,000
3            1,289        4,267             2,039         150,000           1,647        150,000           1,286       150,000
4            1,289        5,834             3,420         150,000           2,742        150,000           2,143       150,000
5            1,289        7,479             5,057         150,000           3,999        150,000           3,098       150,000
6            1,289        9,206             6,853         150,000           5,305        150,000           4,041       150,000
7            1,289       11,020             9,004         150,000           6,844        150,000           5,149       150,000
8            1,289       12,924            11,344         150,000           8,434        150,000           6,241       150,000
9            1,289       14,924            13,777         150,000           9,961        150,000           7,200       150,000
10           1,289       17,024            16,438         150,000          11,540        150,000           8,140       150,000
15           1,289       29,206            33,263         150,000          19,482        150,000          11,737       150,000
20           1,289       44,753            60,160         150,000          28,622        150,000          14,412       150,000
AGE 60       1,289      122,244           285,910         383,119          66,221        150,000          15,561       150,000
AGE 65       1,289      163,496           466,561         569,205          82,992        150,000          11,665       150,000
AGE 70       1,289      216,146           755,841         876,776         102,853        150,000           3,276       150,000




                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-     END OF          END OF          END OF         END OF         END OF         END OF
END OF         TOTAL      ULATED    YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH        YEAR
POLICY        ANNUAL       AT 5%    SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER        DEATH
YEAR          OUTLAY     INTEREST     VALUE          BENEFIT         VALUE          BENEFIT         VALUE         BENEFIT
----          ------     --------     -----          -------         -----          -------         -----         -------

1            1,289       1,353          285           150,000            222         150,000             159       150,000
2            1,289       2,775        1,330           150,000          1,141         150,000             960       150,000
3            1,289       4,267        2,000           150,000          1,612         150,000           1,254       150,000
4            1,289       5,834        3,373           150,000          2,702         150,000           2,108       150,000
5            1,289       7,479        4,889           150,000          3,840         150,000           2,948       150,000
6            1,289       9,206        6,563           150,000          5,029         150,000           3,775       150,000
7            1,289      11,020        8,407           150,000          6,265         150,000           4,584       150,000
8            1,289      12,924       10,889           150,000          8,002         150,000           5,826       150,000
9            1,289      14,924       13,126           150,000          9,339         150,000           6,599       150,000
10           1,289      17,024       15,588           150,000         10,727         150,000           7,351       150,000
15           1,289      29,206       33,046           150,000         19,360         150,000          11,665       150,000
20           1,289      44,753       59,758           150,000         28,423         150,000          14,300       150,000
AGE 60       1,289     122,244      282,650           378,751         64,462         150,000          14,043       150,000
AGE 65       1,289     163,496      459,388           560,453         79,215         150,000           7,871       150,000
AGE 70       1,289     216,146      739,668           858,015         95,160         150,000               0       150,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                                                               INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                               DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $690.00                                                                      STATED AMOUNT INCLUDES CASH VALUE

                                              SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                       ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------

1              690          725              0           150,406               0        150,377               0       150,347
2              690        1,485            183           150,854              99        150,769              18       150,689
3              690        2,284            263           151,348              94        151,179               0       151,024
4              690        3,123            807           151,892             521        151,606             269       151,353
5              690        4,003          1,520           152,493           1,079        152,051             705       151,677
6              690        4,928          2,295           153,155           1,655        152,515           1,136       151,996
7              690        5,899          3,260           153,880           2,374        152,994           1,684       152,304
8              690        6,918          4,294           154,675           3,109        153,490           2,221       152,602
9              690        7,989          5,290           155,544           3,744        153,998           2,634       152,888
10             690        9,113          6,367           156,494           4,394        154,521           3,035       153,162
15             690       15,634         12,668           162,668           7,258        157,258           4,251       154,251
20             690       23,956         22,032           172,032          10,021        160,021           4,721       154,721
AGE 60         690       65,437         90,431           240,431          14,029        164,029               0       150,000
AGE 65         690       87,519        139,664           289,664          10,391        160,391               0       150,000
AGE 70         690      115,703        213,699           363,699             461        150,461               0       150,000



                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS             GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-     END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED    YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%    SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST     VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------     -----          -------         -----          -------         -----       -------
1              690        725            0           150,389               0        150,360               0       150,332
2              690      1,485          154           150,825              72        150,742               0       150,663
3              690      2,284          224           151,309              59        151,144               0       150,992
4              690      3,123          760           151,845             480        151,565             234       151,319
5              690      4,003        1,352           152,437             920        152,005             554       151,639
6              690      4,928        2,004           153,089           1,378        152,463             870       151,954
7              690      5,899        2,719           153,803           1,851        152,936           1,175       152,259
8              690      6,918        3,952           154,587           2,790        153,425           1,920       152,555
9              690      7,989        4,808           155,442           3,292        153,927           2,203       152,838
10             690      9,113        5,742           156,377          3,806         154,441           2,472       153,107
15             690     15,634       12,444           162,444          7,131         157,131           4,177       154,177
20             690     23,956       21,604           171,604          9,810         159,810           4,603       154,603
AGE 60         690     65,437       85,891           235,891         11,624         161,624               0       150,000
AGE 65         690     87,519      129,085           279,085          4,637         154,637               0       150,000
AGE 70         690    115,703      189,611           339,611              0         150,000               0       150,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                                                                   INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                                                                   DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $3,148.00                                                                        STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS
                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                       ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1            3,148        3,305          2,123           152,940           1,956        152,773           1,789       152,606
2            3,148        6,776          5,198           156,183           4,680        155,664           4,182       155,166
3            3,148       10,420          8,389           159,758           7,310        158,679           6,314       157,683
4            3,148       14,247         12,332           163,701          10,454        161,823           8,787       160,156
5            3,148       18,264         16,792           168,048          13,844        165,101          11,329       162,586
6            3,148       22,483         21,698           172,842          17,375        168,519          13,830       164,974
7            3,148       26,913         27,276           178,124          21,230        172,078          16,468       167,316
8            3,148       31,564         33,392           183,943          25,233        175,784          19,062       169,614
9            3,148       36,447         39,985           190,352          29,274        179,641          21,496       171,864
10           3,148       41,575         47,228           197,412         33,472         183,656          23,883       174,067
15           3,148       71,326         94,936           244,936         56,218         206,218          34,319       184,319
20           3,148      109,296        171,299           380,284         83,418         233,418          43,186       193,186
AGE 60       3,148      298,545        802,504         1,075,355        200,460         350,460          59,157       209,157
AGE 65       3,148      399,292      1,307,524         1,595,179        253,269         403,269          59,032       209,032
AGE 70       3,148      527,873      2,116,216         2,454,811        312,959         462,959          54,202       204,202



                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1            3,148        3,305        2,106           152,924           1,940        152,757           1,773        152,590
2            3,148        6,776        5,169           156,154           4,653        155,637           4,157        155,141
3            3,148       10,420        8,350           159,719           7,275        158,644           6,282        157,651
4            3,148       14,247       12,285           163,654          10,413        161,782           8,752        160,121
5            3,148       18,264       16,623           167,992          13,685        165,054          11,179        162,548
6            3,148       22,483       21,407           172,776          17,097        168,466          13,564        164,933
7            3,148       26,913       26,678           178,047          20,650        172,019          15,903        167,272
8            3,148       31,564       32,936           183,855          24,800        175,720          18,647        169,566
9            3,148       36,447       39,332           190,251          28,651        179,570          20,894        171,813
10           3,148       41,575       46,375           197,294          32,657        183,576          23,094        174,013
15           3,148       71,326       94,712           244,712          56,092        206,092          34,245        184,245
20           3,148      109,296      170,866           379,322          83,207        233,207          43,069        193,069
AGE 60       3,148      298,545      796,245         1,066,969         198,062        348,062          57,520        207,520
AGE 65       3,148      399,292    1,292,018         1,576,263         247,537        397,537          55,092        205,092
AGE 70       3,148      527,873    2,078,229         2,410,746         299,934        449,934          45,364        195,364



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                                                                   INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER                                                            DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                                                                        STATED AMOUNT INCLUDES CASH VALUE
                                              SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                       ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1            2,190        2,300               354         250,000            248        250,000             143       250,000
2            2,190        4,714             2,031         250,000          1,716        250,000           1,415       250,000
3            2,190        7,249             2,682         250,000          2,041        250,000           1,451       250,000
4            2,190        9,911             4,812         250,000          3,712        250,000           2,741       250,000
5            2,190       12,706             7,316         250,000          5,610        250,000           4,163       250,000
6            2,190       15,641            10,015         250,000          7,538        250,000           5,521       250,000
7            2,190       18,723            13,331         250,000          9,896        250,000           7,214       250,000
8            2,190       21,958            16,878         250,000         12,279        250,000           8,836       250,000
9            2,190       25,356            20,500         250,000         14,506        250,000          10,206       250,000
10           2,190       28,923            24,407         250,000         16,760        250,000          11,505       250,000
15           2,190       49,620            47,599         250,000         26,634        250,000          15,132       250,000
20           2,190       76,035            82,921         250,000         35,844        250,000          15,614       250,000
AGE 60       2,190       76,035            82,921         250,000         35,844        250,000          15,614       250,000
AGE 65       2,190      109,748           139,327         250,000         43,500        250,000          12,086       250,000
AGE 70       2,190      152,776           233,530         270,894         47,103        250,000           2,165       250,000



                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1            2,190        2,300               246         250,000            144         250,000           42       250,000
2            2,190        4,714             1,798         250,000          1,496         250,000        1,208       250,000
3            2,190        7,249             2,299         250,000          1,689         250,000        1,128       250,000
4            2,190        9,911             4,251         250,000          3,211         250,000        2,293       250,000
5            2,190       12,706             6,357         250,000          4,751         250,000        3,391       250,000
6            2,190       15,641             8,623         250,000          6,300         250,000        4,414       250,000
7            2,190       18,723            11,064         250,000          7,855         250,000        5,357       250,000
8            2,190       21,958            14,443         250,000         10,161         250,000        6,969       250,000
9            2,190       25,356            17,277         250,000         11,716         250,000        7,745       250,000
10           2,190       28,923            20,332         250,000         13,259         250,000        8,428       250,000
15           2,190       49,620            41,529         250,000         22,443         250,000       12,127       250,000
20           2,190       76,035            69,190         250,000         26,989         250,000        9,513       250,000
AGE 60       2,190       76,035            69,190         250,000         26,989         250,000        9,513       250,000
AGE 65       2,190      109,748           110,185         250,000         25,273         250,000            0       250,000
AGE 70       2,190      152,776           174,863         250,000          9,178         250,000            0       250,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                                                                   INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER                                                            DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $3,916.00                                                                        STATED AMOUNT INCLUDES CASH VALUE
                                              SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                       ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1            3,916        4,112             1,808         250,000           1,605        250,000        1,403       250,000
2            3,916        8,429             5,357         250,000           4,737        250,000        4,142       250,000
3            3,916       12,962             7,550         250,000           6,267        250,000        5,083       250,000
4            3,916       17,722            12,088         250,000           9,864        250,000        7,892       250,000
5            3,916       22,720            17,255         250,000          13,775        250,000       10,812       250,000
6            3,916       27,968            22,901         250,000          17,810        250,000       13,647       250,000
7            3,916       33,478            29,691         250,000          22,586        250,000       17,010       250,000
8            3,916       39,264            37,062         250,000          27,492        250,000       20,284       250,000
9            3,916       45,339            44,898         250,000          32,352        250,000       23,288       250,000
10           3,916       51,718            53,450         250,000          37,355        250,000       26,205       250,000
15           3,916       88,727           107,473         250,000          62,163        250,000       36,879       250,000
20           3,916      135,961           195,050         261,366          90,506        250,000       44,053       250,000
AGE 60       3,916      135,961           195,050         261,366          90,506        250,000       44,053       250,000
AGE 65       3,916      196,244           337,912         412,252         123,891        250,000       47,429       250,000
AGE 70       3,916      273,183           567,382         658,163         163,952        250,000       45,258       250,000




                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------

1            3,916        4,112             1,701         250,000          1,502         250,000        1,303       250,000
2            3,916        8,429             5,127         250,000          4,520         250,000        3,937       250,000
3            3,916       12,962             7,173         250,000          5,920         250,000        4,765       250,000
4            3,916       17,722            11,538         250,000          9,372         250,000        7,453       250,000
5            3,916       22,720            16,315         250,000         12,931         250,000       10,052       250,000
6            3,916       27,968            21,539         250,000         16,595         250,000       12,557       250,000
7            3,916       33,478            27,256         250,000         20,366         250,000       14,966       250,000
8            3,916       39,264            34,268         250,000         24,996         250,000       18,026       250,000
9            3,916       45,339            41,132         250,000         28,989         250,000       20,235       250,000
10           3,916       51,718            48,658         250,000         33,093         250,000       22,338       250,000
15           3,916       88,727           102,029         250,000         58,316         250,000       34,065       250,000
20           3,916      135,961           183,944         250,000         82,826         250,000       38,499       250,000
AGE 60       3,916      135,961           183,944         250,000         82,826         250,000       38,499       250,000
AGE 65       3,916      196,244           317,915         387,857        109,339         250,000       36,520       250,000
AGE 70       3,916      273,183           530,505         615,386        137,212         250,000       23,256       250,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                                                                   INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER                                                            DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                                                                        STATED AMOUNT INCLUDES CASH VALUE
                                              SUMMARY OF VALUES AND BENEFITS

                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                       ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------

      1         2,190         2,300           350       251,669             245          251,564           140       251,459
      2         2,190         4,714         2,019       253,470           1,706          253,156         1,405       252,856
      3         2,190         7,249         2,656       255,421           2,018          254,783         1,431       254,196
      4         2,190         9,911         4,766       257,530           3,673          256,438         2,708       255,473
      5         2,190        12,706         7,239       259,816           5,548          258,125         4,113       256,691
      6         2,190        15,641         9,897       262,286           7,446          259,835         5,450       257,840
      7         2,190        18,723        13,155       264,955           9,765          261,565         7,117       258,916
      8         2,190        21,958        16,627       267,836          12,099          263,308         8,708       259,917
      9         2,190        25,356        20,151       270,957          14,267          265,072        10,043       260,848
     10         2,190        28,923        23,933       274,336          16,447          266,850        11,301       261,704
     15         2,190        49,620        45,789       295,789          25,675          275,675        14,623       264,623
     20         2,190        76,035        77,200       327,200          33,450          283,450        14,606       264,606
 AGE 60         2,190        76,035        77,200       327,200          33,450          283,450        14,606       264,606
 AGE 65         2,190       109,748       122,894       372,894          38,228          288,228        10,414       260,414
 AGE 70         2,190       152,776       188,675       438,675          36,528          286,528             0       250,000




                                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN

                                            12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                              ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
1             2,190        2,300              242         251,561            140        251,459              38      251,358
2             2,190        4,714            1,784         253,235          1,484        252,935           1,197      252,647
3             2,190        7,249            2,269         255,034          1,663        254,427           1,106      253,871
4             2,190        9,911            4,197         256,962          3,166        255,930           2,256      255,021
5             2,190       12,706            6,268         259,033          4,679        257,444           3,334      256,099
6             2,190       15,641            8,486         261,251          6,194        258,958           4,332      257,097
7             2,190       18,723           10,861         263,625          7,704        260,469           5,246      258,011
8             2,190       21,958           14,153         266,168          9,955        261,969           6,822      258,837
9             2,190       25,356           16,875         268,890         11,440        263,455           7,558      259,573
10            2,190       28,923           19,785         271,799         12,900        264,915           8,195      260,209
15            2,190       49,620           39,423         289,423         21,341        271,341          11,552      261,552
20            2,190       76,035           62,402         312,402         24,249        274,249           8,425      258,425
AGE 60        2,190       76,035           62,402         312,402         24,249        274,249           8,425      258,425
AGE 65        2,190      109,748           90,296         340,296         19,484        269,484               0      250,000
AGE 70        2,190      152,776          119,229         369,229              0        250,000               0      250,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                               INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $9,489.00                   STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS


                                                                            ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                                    12.00%(10.27% NET)           6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                                  ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
               PLANNED PREMIUMS               CURRENT                        CURRENT                    CURRENT
                          ACCUM-       END OF          END OF         END OF         END OF       END OF       END OF
END OF         TOTAL      ULATED     YEAR CASH         YEAR         YEAR CASH       YEAR CASH    YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%     SURRENDER         DEATH         SURRENDER        DEATH      SURRENDER      DEATH
YEAR          OUTLAY     INTEREST      VALUE          BENEFIT          VALUE         BENEFIT       VALUE       BENEFIT
----          ------     --------      -----          -------          -----         -------       -----       -------
1              9,489      9,963        7,268          259,195           6,753        258,680       6,239      258,166
2              9,489     20,425       16,859          269,294          15,257        267,692      13,718      266,153
3              9,489     31,410       26,568          280,396          23,228        277,056      20,142      273,970
4              9,489     42,944       38,768          292,596          32,951        286,778      27,784      281,611
5              9,489     55,054       52,369          306,009          43,237        296,877      35,444      289,083
6              9,489     67,771       67,296          320,749          53,906        307,358      42,927      296,379
7              9,489     81,122       84,298          336,947          65,584        318,233      50,847      303,496
8              9,489     95,142      102,902          354,748          77,667        329,513      58,586      310,433
9              9,489    109,863      123,091          374,322          89,990        341,221      65,966      317,197
10             9,489    125,319      145,227          395,843         102,752        353,367      73,169      323,785
15             9,489    214,997      290,100          540,100         171,070        421,070     103,915      353,915
20             9,489    329,451      521,756          771,756         251,427        501,427     128,840      378,840
AGE 60         9,489    329,451      521,756          771,756         251,427        501,427     128,840      378,840
AGE 65         9,489    475,527      894,005        1,144,005         345,690        595,690     147,516      397,516
AGE 70         9,489    661,960    1,492,396        1,742,396         454,337        704,337     158,065      408,065



                                                                              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                                   12.00%(10.27% NET)              6.00%(4.27% NET)              0.00%(-1.73% NET)
                                                                                    ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED     PREMIUMS             GUARANTEED                     GUARANTEED                    GUARANTEED
                          ACCUM-       END OF           END OF          END OF         END OF         END OF       END OF
END OF       TOTAL        ULATED     YEAR CASH          YEAR         YEAR CASH       YEAR CASH      YEAR CASH      YEAR
POLICY      ANNUAL        AT 5%      SURRENDER          DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR        OUTLAY       INTEREST       VALUE           BENEFIT          VALUE         BENEFIT        VALUE        BENEFIT
----        ------       --------       -----           -------          -----         -------        -----        -------
1            9,489        9,963        7,160          259,087           6,648        258,575           6,137      258,064
2            9,489       20,425       16,624          269,059          15,036        267,471          13,510      265,945
3            9,489       31,410       26,181          280,008          22,873        276,700          19,817      273,644
4            9,489       42,944       38,200          292,027          32,443        286,270          27,332      281,159
5            9,489       55,054       51,398          305,225          42,368        296,196          34,664      288,492
6            9,489       67,771       65,886          319,713          52,654        306,481          41,809      295,636
7            9,489       81,122       81,791          335,618          63,310        317,138          48,763      302,591
8            9,489       95,142      100,004          353,081          75,098        328,175          56,276      309,353
9            9,489      109,863      119,179          372,256          86,527        339,605          62,845      315,922
10           9,489      125,319      140,231          393,309          98,356        351,434          69,214      322,291
15           9,489      214,997      283,742          533,742         166,741        416,741         100,846      350,846
20           9,489      329,451      506,991          756,991         242,240        492,240         122,666      372,666
AGE 60       9,489      329,451      506,991          756,991         242,240        492,240         122,666      372,666
AGE 65       9,489      475,527      861,527        1,111,527         326,990        576,990         135,409      385,409
AGE 70       9,489      661,960    1,423,364        1,673,364         417,129        667,129         134,594      384,594


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                                    PART II

                               OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet

The prospectus consisting of 74 pages


Representations:

        Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Ohio National Life Assurance Corporation represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.


The signatures

Written consents of the following persons:

        KPMG Peat Marwick LLP

        Jones & Blouch L.L.P.

        Ronald L. Benedict, Esq.

        David W. Cook, FSA, MAAA

Exhibits:

All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

        (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

        (2)(a) Agreement of Custodianship between the Depositor and The Provident Bank was filed as Exhibit 5 of the Registrant's registration statement on Form S-6, Post-effective Amendment no. 2, on March 22, 1988.

        (2)(b) Amendment to Agreement of Custodianship was filed as Exhibit 4 of the Registrant's Form S-6, Post-effective Amendment no. 3, on April 20, 1989.

        (3)(a) Distribution and Service Agreement between the depositor and The O.N. Equity Sales Company was filed as Exhibit 6 of the Registrant's Form S-6, Post-effective Amendment no. 3 on April 20, 1989.

        (3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991.

        (3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986.

        (5) Flexible Premium Variable Life Insurance Policy, form 86-VL-2, was filed as Exhibit 1.(5) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).

        (5)(a) Endorsement, form 92-VLE-1, was filed as Exhibit (5)(a) of the Registrant's Form S-6 on October 15, 1992 (File no. 33-53350).

        (6)(a)  Articles of Incorporation of the Depositor were filed as
                Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985.

        (6)(b)  Code of Regulations (by-laws) of the Depositor were filed as
                Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985.

        (8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985.

        (10) Form of Application was filed as Exhibit 1.(10) of the Registrant's Form S-6 on June 7, 1985.

        (11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company act of 1940, the registrant, Ohio National Variable Account R certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Cincinnati and State of Ohio on the 13th day of December, 1996.




                        OHIO NATIONAL VARIABLE ACCOUNT R
                                (Registrant)

                        By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                (Depositor)



                        By /s/ Donald J. Zimmerman
                           -----------------------------------------
                         Donald J. Zimmerman
                         Senior Vice President, Insurance Operations


Attest:



/s/ Ronald L. Benedict
------------------------
Ronald L. Benedict
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and the State of Ohio on the 13th day of December, 1996.

                              OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                            (Depositor)

                              By /s/ Donald J. Zimmerman
                                 -----------------------
                                 Donald J. Zimmerman
                                 Senior Vice President, Insurance Operations

Attest:

/s/ Ronald L. Benedict
----------------------
Ronald L. Benedict
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.


Signature                               Title                                   Date


/s/ David B. O'Maley                    Chairman, President and
--------------------                    Chief Executive Officer
David B. O'Maley                        and Director                            December 13, 1996


/s/ Joseph P. Brom                      Senior Vice President
--------------------                    and Chief Investment
Joseph P. Brom                          Officer and Director                    December 13, 1996


/s/ Ronald J. Dolan                     Senior Vice President
--------------------                    and Chief Financial Officer
Ronald J. Dolan                         and Director                            December 13, 1996

/s/ Stuart G. Summers                   Senior Vice President and
---------------------                   General Counsel and
Stuart G. Summers                       Director                                December 13, 1996

/s/ Donald J. Zimmerman                 Senior Vice President,
-----------------------                 Insurance Operations &
Donald J. Zimmerman                     Secretary and Director                  December 13, 1996

/s/ Paul L. Bergmann                    Vice President,
--------------------                    Financial Control
Paul L. Bergmann                        (Principal Accounting Officer)          December 13, 1996


                         INDEX OF CONSENTS AND EXHIBITS

                                                               PAGE NUMBER
EXHIBIT                                                        IN SEQUENTIAL
NUMBER    DESCRIPTION                                          NUMBERING SYSTEM
-------   -----------                                          ----------------
          Consent of KPMG Peat Marwick LLP

          Consent of Jones & Blouch L.L.P.

          Consent of Ronald L. Benedict, Esq.

          Consent of David W. Cook, FSA, MAAA


                                    CONSENTS

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]

                                        December 13, 1996

The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 18 to File No. 2-98265
        Post-Effective Amendment No. 7 to File No. 33-53350


Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.

                                        Sincerely,


                                        /s/ RONALD L. BENEDICT
                                        ---------------------------
                                        Ronald L. Benedict
                                        Assistant Secretary and
                                        Legal Counsel

RLB/nh

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]


                                        December 13, 1996


Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 13 to File No 2-98265
        Post-Effective Amendment No. 7 to file No. 33-53350


Gentlemen:

I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on form S-6.


                                        Sincerely,

                                        /s/ DAVID W. COOK
                                        -------------------------------
                                        David W. Cook, FSA, MAAA
                                        Senior Vice President and Actuary


DMC/nh

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ohio National Life Assurance Corporation:


We consent to the inclusion of our reports included herein on the financial statements of Ohio National Variable Account R as of December 31, 1995 and for the periods indicated herein and on the financial statements of Ohio National Life Assurance Corporation as of December 31, 1995 and for the year then ended and to the reference to our firm under the heading "Experts" in the Prospectus.

Our report on the financial statements of Ohio National Life Assurance Corporation refers to a change in accounting and reporting by mutual life insurance enterprises and by insurance enterprises for certain long-duration participating contracts in 1995.


                                                           KPMG Peat Marwick LLP


Cincinnati, Ohio
December 19, 1996

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                               December 19, 1996


VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201

        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 33-53350
              ----------------------------------

Dear Sirs:

        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 7 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.